Exhibit 10.15
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

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AMENDMENT NO. 1 TO COLLABORATION AND LICENSE AGREEMENT
between
DEXCOM, INC. and VERILY LIFE SCIENCES LLC (FORMERLY GOOGLE LIFE SCIENCES LLC)
THIS AMENDMENT NO. 1 TO COLLABORATION AND LICENSE AGREEMENT (“First Amendment”) to the Collaboration Agreement (as defined below) is made effective as of October 25, 2016 (the “First Amendment Effective Date”) by and between DexCom, Inc. (hereinafter referred to as “DexCom”), having its principal place of business at 6340 Sequence Drive, San Diego, California 92121, and Verily Life Sciences LLC (formerly Google Life Sciences LLC) (“Verily”) having its principal place of business at 1600 Amphitheatre Parkway, Mountain View, CA 94043. DexCom and Verily are each referred to herein by name or, individually, as a “Party” or, collectively, as “Parties.”
WHEREAS, DexCom and Verily are parties to a Collaboration and License Agreement effective August 10, 2015 (the “Collaboration Agreement”); and
WHEREAS, the Parties desire to amend the Collaboration Agreement in accordance with the provisions of this Amendment;
NOW, THEREFORE, as of the First Amendment Effective Date, in consideration of the mutual covenants and promises herein contained, the Parties agree as follows:
1.Amendment to the defined term “GLS”. In each instance that the defined term “GLS” is used, including as part of other defined terms, it is hereby amended and replaced with the defined term “Verily”.
2.Amendment of Section 1.13. A new Section 1.13 of the Collaboration Agreement is hereby inserted to read entirely as follows, and the remainder of Section 1 is hereby renumbered accordingly:
““Collaboration Copyright” means any copyright in Collaboration IP. Copyrights shall be considered “conceived” when such copyrights are first fixed in a tangible medium.”
3.Amendment of Section 1.14. Section 1.14 (as renumbered pursuant to the above) of the Collaboration Agreement is hereby amended to read entirely as follows:
““Collaboration IP” means subject matter first conceived by or on behalf of a Party’s employees or Third Parties acting on such Party’s behalf, in each case in the course of activities conducted pursuant to the [***] and Commercialization Plan (whether alone or jointly with others), excluding any such subject matter [***].”
4.Amendment of Section 1.17. The last sentence of Section 1.17 (as renumbered pursuant to the above) of the Collaboration Agreement is hereby amended to read entirely as follows:
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“Notwithstanding the foregoing, a Continuous Interstitial Glucose Monitoring Product excludes systems and components thereof to the extent specific or intended specifically for [***].”
5.Amendment of Section 1.27. Section 1.27 (as renumbered pursuant to the above) of the Collaboration Agreement is hereby amended to read entirely as follows:
““Verily Know-How” means any and all Know-How (a) incorporated by Verily into the First Product or Second Product or (b) otherwise used by Verily for its performance of the Development Program (or provided by Verily to DexCom in connection with the Development Program) and reasonably necessary for the Development, Manufacture or Commercialization of the First Product or Second Product within the Field in the Territory. The foregoing definition shall exclude any and all Know-How directed to [***] but include Know-How related to (i) [***] and (ii) [***].”
6.Amendment of Section 1.28. Section 1.28 (as renumbered pursuant to the above) of the Collaboration Agreement is hereby amended to insert the following at the end of the definition:
“, but in each case of (a) through (d), excluding any and all Patents directed to [***] to the extent the Patents do not cover (i) [***], or (ii) [***].”
7.Amendment of Section 1.29. Section 1.29 (as renumbered pursuant to the above) of the Collaboration Agreement is hereby amended to read entirely as follows:
““Verily IP” means the Verily Licensed Patents, Verily Collaboration Copyrights and Verily Know-How.”
8.Amendment of Sections 1.33, 1.34, 1.45 and 1.7. Each of Sections 1.33, 1.34 1.45 and 1.57 (as renumbered pursuant to the above) of the Collaboration Agreement are hereby amended to read entirely as follows:
“[intentionally omitted]”
9.Amendment of Section 1.58. Section 1.58 (as renumbered pursuant to the above) of the Collaboration Agreement is hereby amended to read entirely as follows:
““Sensor Technology” means (a) [***], (b) [***], (c) [***], (d) [***], and (e) the [***].”
10.Amendment of Section 3.1.1(b). Section 3.1.1(b) of the Collaboration Agreement is hereby amended to update the cross reference to the definition of Product from 1.49 to 1.50, consistent with the renumbering in Section 1.
11.Amendment of Section 4.1. Section 4.1 of the Collaboration Agreement is hereby amended such that the last reference to “Dexcom” is replaced with “DexCom.”
12.Amendment of Section 7.1.1. Section 7.1.1 of the Collaboration Agreement is hereby amended such that the references to the defined term “Products” are replaced with the defined term “[***]”.
13.Amendment of Section 7.1.3. Section 7.1.3 of the Collaboration Agreement is hereby amended to read entirely as follows:
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“License to [***]. Verily hereby grants to DexCom a [***], sublicensable (through multiple tiers), [***] license under any [***] for all purposes and applications [***]. For clarity, to the extent the foregoing license overlaps with the licenses granted in Section 7.1.1, (a) the foregoing license shall not limit the [***] granted to DexCom in such licenses granted under Section 7.1.1 and (b) the [***] nature of the foregoing license does not limit DexCom’s payment obligations under Article 8.”
14.Amendment of Section 7.1.4. Section 7.1.4 of the Collaboration Agreement is hereby amended such that the reference to the defined term “Products” is replaced with the defined term “[***]”.
15.Amendment of Section 7.2. Section 7.2 of the Collaboration Agreement is hereby amended to read entirely as follows:
“7.2    License to Verily.
7.2.1     License to Perform Development. Subject to the terms and conditions of this Agreement, DexCom hereby grants to Verily [***] sublicensable (subject to Section 7.1.4), [***] license to make, use and otherwise exploit Know-How and Patents controlled by DexCom and its Affiliates to perform its obligations under the [***].
7.2.2    [intentionally omitted]”
16.Insertion of Section 7.6. A new Section 7.6 of the Collaboration Agreement is hereby inserted to read entirely as follows:
“IC Supply. Verily shall notify DexCom of one or more [***] that are authorized to [***] and set forth in the [***] or Commercialization Plan (the “Integrated Circuits”). DexCom shall have the right to [***] (“Supply Agreement”). Verily will use Commercially Reasonable Efforts to help DexCom obtain [***]. Verily shall provide each [***] that has entered into [***] with DexCom all rights, licenses, information and know-how necessary for the [***]. DexCom shall have the right to [***] in the exercise of the rights granted to DexCom under this Agreement.”
17.Amendment of Section 9.1.1. Section 9.1.1 of the Collaboration Agreement is hereby amended to read entirely as follows:
“General. As between the Parties, all right, title and interest to Collaboration IP first conceived (a) (i) solely by or on behalf of DexCom in the course of activities conducted pursuant to the [***] or Commercialization Plan (“DexCom Collaboration IP”) and all intellectual property rights therein shall be solely owned by DexCom, (b) solely by or on behalf of Verily in the course of activities conducted pursuant to the [***] or Commercialization Plan (“Verily Collaboration IP”) and all intellectual property rights therein shall be solely owned by Verily and (c) jointly by or on behalf of each Party in the course of activities conducted pursuant to the [***] or Commercialization Plan (“Joint Collaboration IP”), and all intellectual property rights therein shall be jointly owned by DexCom and Verily. Subject to the licenses and other rights granted to the other Party herein (including in Article 7), (i) each Party reserves the right to use, practice or otherwise exploit any and all sole inventions (DexCom Collaboration IP with respect to DexCom and Verily Collaboration IP with respect to Verily) and Joint Collaboration IP; and (ii) neither Party shall have any obligation to account to the other Party for profits, or to obtain any approval of the other Party to license, assign or otherwise exploit any Joint Collaboration IP or intellectual property with respect thereto, by reason of joint
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ownership thereof, and each Party hereby waives any right it may have under the applicable Law of any jurisdiction to require any such approval or accounting.”
18.Amendment of Sections 9.1.2 and 9.1.3. Each of Sections 9.1.2 and 9.1.3 of the Collaboration Agreement are hereby amended to read entirely as follows:
“[intentionally omitted]”
19.Amendment of Section 12.4. Section 12.4 of the Collaboration Agreement is hereby amended to read entirely as follows:
“Termination after Expiration of [***]. DexCom shall have the right to terminate this Agreement upon the expiration of the last to expire Patent within the [***].”
20.Amendment of Section 12.5.3. Section 12.5.3 of the Collaboration Agreement is hereby amended to read entirely as follows:
“General Survival. Sections 7.1.3 and this Section 12.5, and Article 1, Article 10, Article 13, and Article 14, shall survive expiration or termination of this Agreement for any reason. Except as otherwise provided in this Section 12.5, all rights and obligations of the Parties under this Agreement shall terminate upon expiration or termination of this Agreement for any reason.”
21.Amendment of Section 12.5.4(b). Section 12.5.4(b) of the Collaboration Agreement is hereby amended to read entirely as follows:
“In the event of a termination by DexCom pursuant to Section 12.2 after Launch of the First Product (or if the First Product is never Launched, then the Launch of the Second Product), (i) the Term shall continue only for a period of [***] subsequent to the termination date and all of the Parties’ rights and obligations under this Agreement shall continue for such [***] period, provided that (x) the product fee rates set forth in Section 8.3 shall be reduced by [***]% and (y) [***] after the termination date, each Party’s obligations under [***] shall terminate, [***] and (ii) after such [***] period, only those rights and obligations set forth in Section 12.5.3 shall survive, and in addition, (1) the [***] referenced in [***] shall be [***], and (2) the [***] in [***].”
22.Amendment of Section 12.5.4(c). Section 12.5.4(c) of the Collaboration Agreement is hereby amended to read entirely as follows:
“In the event of a termination by Verily pursuant to Section 12.2after Launch of the First Product (or if the First Product is never Launched, then the Launch of the Second Product) or by either Party pursuant to Sections 12.3.1 (if a Product has been Launched pursuant to this Agreement) or 12.3.2, subject to Section 12.5.4(d) below, (i) the Term shall continue only for a period of [***] subsequent to the termination date and all of the Parties’ rights and obligations under this Agreement shall continue for such [***] period, provided that [***] after the termination date (x) the product fee rates set forth in Section 8.3 shall be reduced by [***]% and (y) each Party’s obligations under [***] shall terminate, [***] and (ii) [***].”
23.Insertion of Section 12.5.4(d). A new Section 12.5.4(d) of the Collaboration Agreement is hereby inserted to read entirely as follows:
“In the event of a termination by DexCom pursuant to Section 12.2 or Verily pursuant to Sections 12.3.1 (if a Product has been Launched pursuant to this
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Agreement) or 12.3.2, with written notice to Verily within thirty (30) days of such termination, DexCom shall have the right to extend the provisions of Section 12.5.4(b) or (c), as applicable, by an additional period of [***], such that: (i) the Term shall continue only for a period of [***] subsequent to the termination date and all of the Parties’ rights and obligations under this Agreement shall continue for such [***] period, provided that [***] after the termination date (x) the product fee rates set forth in Section 8.3 shall be reduced by [***]% and (y) each Party’s obligations under [***] shall terminate, [***] (ii) [***].”
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IN WITNESS WHEREOF, the Parties have executed this First Amendment in duplicate originals by their duly authorized representatives as of the Effective Date.
VERILY LIFE SCIENCES LLC    DEXCOM, INC.
By:    /s/ Andrew Conrad        By:    /s/ Jess Roper
Name:    Andrew Conrad        Name:    Jess Roper
Title:    Authorized Signatory        Title:    CFO
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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.
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AMENDED AND RESTATED COLLABORATION AND LICENSE AGREEMENT
This AMENDED AND RESTATED COLLABORATION AND LICENSE AGREEMENT (the “Agreement”) is executed on November 20, 2018 (the “Effective Date”) (as defined below) by and between DexCom, Inc., (“DexCom”) having its principal place of business at 6340 Sequence Drive, San Diego, California 92121, Verily Ireland Limited (“VIL”) having its principal place of business at 70 Sir John Rogerson’s Quay, Dublin 2, Ireland and Verily Life Sciences LLC (formerly Google Life Sciences LLC) (“VLS” and together with VIL, “Verily”), having its principal place of business at 1600 Amphitheatre Parkway, Mountain View, California 94043, and amends and restates in its entirety that certain Collaboration and License Agreement dated as of August 10, 2015 (“Original Effective Date”) by and between DexCom and Verily (as amended by Amendment No. 1 thereto effective as of October 25, 2016, the “Original Agreement”). DexCom and Verily are each referred to herein by name or, individually, as a “Party” or, collectively, as “Parties.”
BACKGROUND
A.    Verily has rights to certain proprietary technologies related to electronic devices and assemblies for glucose monitoring, including receiving and transmitting electronic signals in connection therewith.
B.    DexCom develops, manufactures and distributes continuous glucose monitoring systems and components of such systems, and has rights to certain proprietary technologies relating to such systems.
C.    Verily and DexCom wish to collaboratively develop Future Products (as defined below) and for DexCom to commercialize such Future Products, all on the terms and conditions set forth herein.
D.    In order to better align the goals and interests of the parties, Verily and DexCom wish to amend certain terms of the Original Agreement, and to restate the Original Agreement, as so amended, in its entirety in this Agreement, all on the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the mutual covenants and agreements provided herein below and other consideration, the receipt and sufficiency of which is hereby acknowledged, DexCom and Verily hereby agree as follows:
Article 1.
DEFINITIONS
The following capitalized terms shall have the meanings given in this Article 1 when used in this Agreement:
1.1    “510(k)” means a pre-market notification submitted to the FDA for clearance under Section 510(k) of the FD&C Act, 21 U.S.C. § 360(k), and 21 C.F.R. Part 807, Subpart E.
1.2    “Acceptance Submission Notice” has the meaning set forth in Section 3.9.1.

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1.3    “Acquirer” means a Third Party with whom DexCom enters into a definitive agreement pursuant to which a Change of Control is effected.
1.4    “Additional Product” means any [***] that the Parties agree to [***] hereunder in accordance with Section 4.3, as such [***] may be updated or upgraded pursuant to the Final Additional Product Supplement.
1.5    “Adverse Event” means, with respect to a Product, any reportable event, as defined in the United States under 21 C.F.R. § 803.3 (or other applicable Law in the Territory) or pursuant to Good Clinical Practice.
1.6    “Affiliate” means (a) with respect to Verily, the subsidiaries of Verily, and (b) with respect to DexCom, any Person directly or indirectly controlling, controlled by or under common control with DexCom. For purposes of this Section 1.5 only, “control” means (a) direct or indirect ownership of more than fifty percent (50%) (or, if less than fifty percent (50%), the maximum ownership interest permitted by applicable Law) of the stock or shares having the right to vote for the election of directors of such corporate entity or (b) the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of such entity, whether through the ownership of voting securities, by contract or otherwise. For the avoidance of doubt, the following shall not be Affiliates of Verily for purposes of this Agreement: (i) Alphabet Inc. or any subsidiaries of Alphabet Inc. other than Verily and its subsidiaries; (ii) Google LLC or any subsidiaries of Google LLC; (iii) Calico LLC, (iv) all portfolio companies of GV Management Company, L.L.C., CapitalG Management Company LLC or any other investment arm of Verily or Google Inc.; (v) all portfolio companies of Verily or Google Inc. or its subsidiaries in which such entity or entities hold securities primarily for investment purposes, and (vi) any joint venture entity formed by Verily or its subsidiaries together with one or more Third Parties unless Verily possesses the power to wholly-control such joint venture entity, whether through the ownership of voting securities, by contract, or otherwise.
1.7    “Agreement” has the meaning set forth in the Preamble.
1.8    “Alliance Manager” means the individual appointed by a Party to act as alliance manager for that Party.
1.9    “Alphabet” means Alphabet Inc. having its principal place of business at 1600 Amphitheatre Parkway, Mountain View, CA 94043.
1.10    “Alternative Product” means (a) any [***], or (b) if [***] elects not to submit [***] with respect to the applicable [***], then any [***], provided, however, that if [***], it being understood that in no event shall [***]. [***] shall be deemed to have occurred if either of the following occurs: [***]; or (ii) [***]. Notwithstanding the foregoing, with respect to any [***]. A [***] shall be subject to this Section 1.9 only if [***]. For purposes of this definition:
(a)    “[***]” means a [***] that (in each case as compared to the [***] (1) comprises or utilizes (a) [***], (b) [***], (c) [***], (d) [***], (e) [***], (f) [***], and/or (g) [***], and (2) [***];
(b)    “Sublicensee” means a Third Party that has [***]; and

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(c)    “[***]” means that [***].
1.11    “Antitrust Clearance Date” has the meaning set forth in the Stock Purchase Agreement.
1.12    “Antitrust Law” has the meaning set forth in the Stock Purchase Agreement.
1.13    “Assigned Software” means any [***] which (a) is [***] and/or (b) [***].
1.14    “Bankruptcy Code” has the meaning set forth in Section 14.12.
1.15    “[***]” has the meaning set forth in Section 7.1.2(b).
1.16    “Business Day” means any day other than a Saturday, Sunday or any other day on which commercial banks in the State of California, U.S.A. are authorized or required by Law to remain closed.
1.17    “[***]” means any of the following [***]: (a) [***]; and/or (b) [***].
1.18    “[***]” means any and all [***], (i) whether on a standalone basis or as integrated into, or connected with, other products, systems ([***]), or components (including but not limited to the Products), whether or not such products, systems, or components [***], and (ii) whether or not such [***]. [***] may include the following to the extent used or incorporated in such [***]: (a) [***]. [***] exclude [***]. If there is another method for [***] and the Parties agree in writing [***], then this definition will be expanded to include that method.
1.19    “Change of Control” means any merger, consolidation, sale of substantially all of the assets to which this Agreement relates, or similar transaction or series of transactions in which DexCom is the entity being acquired or selling such assets.
1.20    “Chief Executive” means the Chief Executive Officer of DexCom and/or the Chief Executive Officer of Verily, as applicable.
1.21    “Collaboration” means any and all activities performed by or on behalf of each Party under this Agreement.
1.22    “Collaboration IP” means any and all IP in subject matter conceived, developed or (in the case of IP in Software) authored by or on behalf of a Party and/or its Affiliates, and/or any Third Party acting on such Party’s behalf (or employees of the foregoing), in each case in the course of performing activities under the [***], and/or activities that have been or will be conducted under this Agreement, [***], at any time during the period from the Original Effective Date through the end of the Term of this Agreement (including, for the sake of clarity, the period beginning as of the Original Effective Date and ended on the Effective Date).
1.23    “Collaboration Patent” means any Patent that claims Collaboration IP.
1.24    “Commercialization” means, with respect to a [***] in connection with or support of any of the foregoing. Commercialization also includes activities with respect to [***]. “Commercialize” and “Commercializing” have their correlative meanings.

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1.25    “Commercialization Plan” means a [***].
1.26    “Commercially Reasonable Efforts” means, with respect to a Party, the efforts and resources normally applied by such Party to its other programs and products of similar commercial potential at a similar stage in its product life, but no less than a sustained, continued and active commitment of efforts and resources (financial and otherwise) consistent with those normally applied in the medical device industry for novel, high-priority programs and products of similar commercial potential, provided that the determination of efforts and resources applied (or to be applied) by DexCom shall not take into consideration any of the payments made or to be made (including the possibility thereof) by DexCom to Verily under this Agreement. Without limiting the foregoing, Commercially Reasonable Efforts shall require the applicable Party to: (a) promptly assign responsibilities for activities for which it is responsible to specific employee(s) who are held accountable for the progress, monitoring and completion of such activities, (b) set and consistently seek to achieve meaningful objectives for carrying out such activities, and (c) consistently make and implement decisions and allocate the full complement of resources necessary or appropriate to advance progress with respect to and complete such objectives in an expeditious manner.
1.27    “Communication IP” means Collaboration IP in subject matter consisting of [***].
1.28    “Competing Program” means a [***].
1.29    “Completed Deliverables” has the meaning set forth in Section 3.9.1.
1.30    “Confidential Information” has the meaning set forth in Section 10.1.
1.31    “Controlled” means, with respect to any item of IP, the possession (whether by ownership or license, other than a license granted by one Party to the other pursuant to this Agreement), by a Party (or its Affiliates) of the ability to grant to the other Party an assignment, exclusivity, access, a license or a sublicense (as applicable), or a covenant, or to extend other rights as provided in this Agreement, to such IP, without violating the terms of any agreement or other arrangements with any Affiliate or Third Party existing at the time such Party (or its Affiliates) would be first required to grant any such assignment, exclusivity, access, license, sublicense, covenant, or any other right under this Agreement. For clarity, in the event an item of IP is “Controlled” by a Party as of the Original Effective Date or thereafter during the term of the Original Agreement and/or the Term, and is subsequently transferred to an Affiliate of such Party or a Third Party, such item shall continue to be covered by the licenses granted under this Agreement following such transfer (to the same extent, if any, that it was covered prior to such transfer).
1.32    “[***]” means, [***].
1.33    “Defending Party” has the meaning set forth in Section 9.4.
1.34    “DexCom Indemnitees” has the meaning set forth in Section 11.4.1.
1.35    “Development” means, with respect to a product, any and all development activities, including, to the extent applicable, use, electrical and mechanical design, chemistry and materials development, software and firmware development, [***] development and scale-

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up, design and process verification and validation, test method development, biocompatibility and toxicology, quality assurance/quality control development, statistical analysis, primary packaging development, [***] in support of Regulatory Approvals, [***] for the purposes of obtaining Regulatory Approvals, and development and implementation of (a) [***], (b) [***] and (c) [***]. “Develop” and “Developed” have their correlative meaning.
1.36    “Development Completion” means, with respect to a [***] completion of its obligations [***].
1.37    “DexCom [***]” has the meaning set forth in Section 7.1.5.
1.38    “DexCom Deliverable” has the meaning set forth in Section 11.4.3.
1.39    “Development Plan” means (a) [***] and (b) [***], the terms of which are incorporated by reference herein, as such plans may be amended or updated as provided in this Agreement (including any amendments [***]). The Parties acknowledge and agree that the [***], in effect as of the Effective Date, have been exchanged between the Parties in (or as one or more attachments to) a signed letter on the date hereof; provided, however, that the [***] is, as of the Effective Date, tentative and will be effective only upon mutual agreement of the Parties within ninety (90) days after the Effective Date.
1.40    “[***]” has the meaning set forth in Section 3.1.
1.41    “DexCom” has the meaning set forth in the Preamble.
1.42    “DexCom Background IP” means any and all IP (other than Collaboration IP) Controlled by DexCom and its Affiliates as of the Effective Date and/or at any time between the Effective Date and the end of the Term.
1.43    “DexCom [***]” means any present or future (a) [***], or (b) [***].
1.44    “DexCom Collaboration IP” has the meaning set forth in Section 9.1.1.
1.45    “DexCom Collaboration Patents” means any Collaboration Patents solely owned by DexCom and/or its Affiliates.
1.46    “DexCom Common Stock” means shares of common stock of DexCom.
1.47    “DexCom Delay” has the meaning set forth in Section 3.8.1.
1.48    “DexCom IP” means DexCom Collaboration IP and DexCom Background IP.
1.49    “DexCom Other Collaboration IP” means Collaboration IP in subject matter consisting of (i) [***] and/or (ii) [***], in each case (i) and (ii) where such Collaboration IP is conceived, developed, and/or authored solely by or on behalf of DexCom, and/or its Affiliates, and/or a Third Party acting on DexCom’s behalf (or employees of the foregoing).
1.50    “DexCom Programs” means DexCom’s programs [***].

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1.51    “Dispute” has the meaning set forth in Section 13.1.
1.52    “Enforcement Action” has the meaning set forth in Section 9.5.2.
1.53    “Enforcing Party” has the meaning set forth in Section 9.5.4.
1.54    “Effective Date” has the meaning set forth in the preamble.
1.55    “[***]” means [***].
1.56    “[***]” means [***].
1.57    Executive Sponsor” has the meaning set forth in Section 2.1.
1.58    “Existing Distribution Agreement” means that certain [***].
1.59    “FDA” means the United States Food and Drug Administration, or any successor agency thereto.
1.60    1.60 “Final Additional Product Supplement” has the meaning set forth in Section 4.3.
1.61    “First Product” means the [***].
1.62    “Force Majeure Event” has the meaning set forth in Section 14.9.
1.63    “Future Products” means the Products other than the First Product.
1.64    “Good Clinical Practice” means generally accepted standards for design, conduct, performance, monitoring, auditing, analysis and reporting of clinical trials.
1.65    “[***].
1.66    “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
1.67    “Incentive Milestone Event” has the meaning set forth in Section 8.2.3.
1.68    “Indemnify” has the meaning set forth in Section 11.4.1.
1.69    “Initial VWAP” means (i) if the Agreement is announced by press release prior to the open of trading on the Nasdaq Stock Market on the Effective Date, the VWAP of DexCom Common Stock on the day prior to the Effective Date, or (ii) if the Agreement is announced by press release after the close of trading on the Nasdaq Stock Market on the Effective Date, the VWAP of DexCom Common Stock on the Effective Date.
1.70    “[***]” has the meaning set forth in Section 7.6.1(a).

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1.71    “[***]” has the meaning set forth in Section 7.6.3(e).
1.72    “Infringing Product” has the meaning set forth in Section 9.5.1.
1.73    “IP” means any and all intellectual property rights of every kind throughout the world, including any and all: (a) Patents, (b) rights in Software, (c) rights in Know-How, (d) copyrights, and registrations and applications for copyrights, and (e) rights and remedies against past, present and future infringement, misappropriation, or other violation thereof with respect to any of the foregoing.
1.74    “Joint Collaboration IP” means any and all Collaboration IP (other than the DexCom Collaboration IP and the Verily Collaboration IP). For clarity, Joint Collaboration IP shall include any and all Communication IP.
1.75    “Joint Collaboration Know-How” has the meaning set forth in Section 10.2.
1.76    “Joint Collaboration Patent” any Collaboration Patent jointly owned by Verily and DexCom.
1.77    “Know-How” means any proprietary data, results, material(s), technology, and nonpublic information of any type whatsoever, in any tangible or intangible form, including information, techniques, technology, prototypes, practices, commercial models (including product pricing and/or reimbursement models or strategies), trade secrets, software, algorithms, discoveries, developments, inventions (whether patentable or not), methods, knowledge, know-how, skill, experience, chemical, pharmacological, toxicological and clinical test data and results, protocols and process for the conduct of pre-clinical and clinical studies, analytical and quality control results or descriptions, software and algorithms, reports and study reports.
1.78    “Launch” means the first bona fide, arm’s length commercial sale of a Product that makes such Product generally commercially available in any country following receipt of Marketing Approval for such Product in such country. “Launched” has its correlative meaning.
1.79    “Law” means, individually and collectively, any and all laws, ordinances, orders, rules, rulings, directives and regulations of any kind whatsoever of any governmental authority or Regulatory Authority within the applicable jurisdiction.
1.80    “Losses” has the meaning set forth in Section 11.4.1.
1.81    “Manufacture” means all activities involved in manufacturing, preparing, quality control, testing, packaging and storing any of the products. “Manufacturing” has its correlative meaning.
1.82    “Marketing Approval” means, with respect to a Product in a particular jurisdiction, all clearances, approvals, licenses, registrations or authorizations necessary for the Commercialization of such Product in such jurisdiction in the indication(s) specified in the Specifications, including, only where mandatory for Commercialization of such Product, approval of labeling, price or reimbursement.

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1.83    “Milestone Date VWAP” means, with respect to a Milestone Event, the VWAP of DexCom Common Stock as determined on the date that such Milestone Event is first achieved, as equitably adjusted to reflect any stock split, stock dividend, combination, reclassification, recapitalization or other similar event involving DexCom Common Stock.
1.84    “Milestone Event” has the meaning set forth in Section 8.2.1.
1.85    “Milestone Payment” has the meaning set forth in Section 8.2.1.
1.86    “Onduo” means Onduo, LLC, having its principal place of business at 55 Chapel Street Suite 10, Newton, Massachusetts 02458.
1.87    “Original Agreement” has the meaning set forth in the Preamble.
1.88    “Original [***]” means the [***] as defined under the Original Agreement as in effect at any relevant time during the term of the Original Agreement.
1.89    “Outside Software” has the meaning set forth in Section 2.3.2.
1.90    “Party” has the meaning set forth in the Preamble.
1.91    “Patent” means any of the following, whether existing now or in the future anywhere in the world: (a) any issued patent, including inventor's certificates, substitutions, extensions, confirmations, reissues, reexamination, renewal or any like governmental grant for protection of inventions; and (b) any pending application for any of the foregoing, including any continuation, divisional, substitution, continuations-in-part, provisional and converted provisional applications.
1.92    “Permitted Encumbrances” means the agreements between Verily and/or its Affiliates, Alphabet, or Alphabet Affiliates and a Third Party with respect to the Verily IP in the [***], as set out at Exhibit 1.92.
1.93    “Person” means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.
1.94    “Phase Gate IV” means the date of completion of the design validation, clinical pivotal trial (if applicable), and process validation for the applicable Product, in accordance with DexCom’s standard operating procedures [***].
1.95    “PMA” means a pre-market approval application submitted to the FDA for approval in accordance with 21 U.S.C. § 360(e) and 21 C.F.R. Part 814.
1.96    “Pricing Assumptions” means that (a) [***]; (b) [***]; (c) [***]; (d) [***], (e) [***], and (f) [***].
1.97    “Pricing Expectations” has the meaning set forth in Section 7.6.5(a).
1.98    “[***]” means a [***]. For clarity, [***].

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1.99    “Prior Agreements” has the meaning set forth in Section 10.5.
1.100    “Product” means the First Product, Second Product, the Third Product (if agreed by DexCom pursuant to Section 3.1.1), and/or any Additional Product (if agreed by the Parties pursuant to Section 4.3).
1.101    “Product Deadlines” means the deadlines for the completion of Development, Regulatory Filing in the U.S. and EU and Launch in the U.S. and EU for the [***]. The Product Deadlines for such Development, Regulatory Filing(s) [***] are also referred to as “Product Development Deadlines.” The Product Deadlines for such Launch in the U.S. and EU are also referred to as “Product Launch Deadlines.”
1.102    “Product Development Obligations” means the development, clinical and regulatory obligations of [***].
1.103    “Proposed Additional Product Supplement” has the meaning set forth in Section 4.3.
1.104    “Proposed Third Product Supplement” has the meaning set forth in Section 3.1.1.
1.105    “Prosecution and Maintenance” means, with respect to a Patent, the preparing, filing, prosecuting and maintenance of such Patent, as well as reexaminations, reissues, requests for Patent term extensions and the like with respect to such Patent, together with the conduct of interferences, the defense of post-grant reviews, inter partes reviews, oppositions and other similar proceedings with respect to the particular Patent; and “Prosecute and Maintain” shall have the correlative meaning.
1.106    “Regulatory Approval” means, with respect to a Product in a particular jurisdiction, any Marketing Approval and all clearances, approvals, licenses, registrations or authorizations necessary for the Development or Manufacture of such Product in such jurisdiction.
1.107    “Regulatory Authority” means any federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity, agency or other organization (e.g., notified bodies) with authority over the Development, Manufacture, Commercialization or other use or exploitation (including the granting of Marketing Approvals) of any Product in any jurisdiction, including the FDA.
1.108    “Regulatory Filing” means any filing, application or submission for Regulatory Approval, and any notification and other correspondence made to or with a Regulatory Authority in connection with a Regulatory Approval, in each case that are necessary or reasonably desirable in Development, Manufacture or Commercialization in a particular country, whether submitted before or after a Marketing Approval in the country, including a PMA, a 510(k), or any other pre-market notification of intent, including any Regulatory Approvals, in each case with respect to a Product.
1.109    “Required Party” has the meaning set forth in Section 10.4.

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1.110    “Second Product” means the [***].
1.111    “[***]” means [***] in subject matter consisting of: (a) [***], (b) [***], (c) [***], (d) [***], (e) [***], or (f) any combination thereof.
1.112    “Software” means software source code, object code, and any associated technical documentation, including, if applicable, the associated graphical interface, images, design materials, and schema design.
1.113    “Specifications” means, with respect to a Product or component, written functional, performance, form and configuration specifications, cost objectives and technical designs, and proposed indications for use, of or for such Product or component that are consistent with the technological capabilities of such Product or component and are intended to support the market requirements for such Product, together with the acceptance criteria for such Product or component, [***].
1.114    “Standalone Product Limitation” has the meaning set forth in Section 7.1.2(b).
1.115    “Statement of Work” means a writing executed by the Parties that sets forth the services to be rendered by Verily and any terms and conditions related to such services.
1.116    “Stock Purchase Agreement” has the meaning set forth in Section 8.6.
1.117    “Suppliers” has the meaning set forth in Section 7.6.1(a).
1.118    “Supply Agreements” has the meaning set forth in Section 7.6.1(a).
1.119    “Technical Lead” has the meaning set forth in Section 2.1.4.
1.120    “Term” has the meaning set forth in Section 12.1.
1.121    “Territory” means [***].
1.122    “Third Party” means any Person other than DexCom, Verily or their respective Affiliates.
1.123    “Third Party Claim” has the meaning set forth in Section 11.4.1.
1.124    “Third Product” means the [***], if any, developed pursuant to Section 3.1.1, as such [***] may be updated or upgraded. For the avoidance of doubt, all references to Third Product in this Agreement, except for the restrictive covenant set forth in Section 3.1.1, shall apply if and only if DexCom elects to proceed with Third Product development as set forth in Section 3.1.1 and shall otherwise have no effect in this Agreement.
1.125    “Third Product Negotiation Period” has the meaning set forth in Section 3.1.1.
1.126    “Third Product Supplement” has the meaning set forth in Section 3.1.1.

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1.127    “Total Product Revenue” means total net revenue attributable to the sale by DexCom and/or its Affiliates of the First Product, Second Product, Third Product, and/or any Alternative Product, as calculated in accordance with GAAP, consistent with DexCom’s revenue disclosed in DexCom’s financial statements filed with the SEC in its periodic (quarterly and annual) reports. If a Product (or Alternative Product) is Commercialized, directly or indirectly, in a manner that is combined or integrated with any product or service that is not a Product (“Combination Product”), the portion of the total net revenue attributable to the Product (or Alternative Product) shall be calculated by [***].
1.128    “Trademark” means any trademark, trade name, service mark, service name, brand, domain name, trade dress, logo, slogan or other indicia of origin or ownership, including registrations and applications therefor and the goodwill and activities associated with each of the foregoing.
1.129    “Upfront Payment Amount” has the meaning set forth in Section 8.1.
1.130    “Upfront Shares” has the meaning set forth in Section 8.1.
1.131    “Verily” has the meaning set forth in the Preamble.
1.132    “Verily Background IP” means any and all IP (other than Collaboration IP) Controlled by Verily and/or its Affiliates as of the Effective Date and/or at any time during the Term.
1.133    “Verily [***]” has the meaning set forth in Section 4.3.
1.134    “Verily Collaboration IP” means Verily Software IP and Verily Retained Know-How.
1.135    “Verily Delay” has the meaning set forth in Section 3.1.2.
1.136    “Verily Deliverable” has the meaning set forth in Section 11.4.1.
1.137    “Verily Development Services” means [***] to support the [***].
1.138    “Verily Indemnitees” has the meaning set forth in Section 11.4.3.
1.139    “Verily Infrastructure Services” means [***].
1.140    “Verily IP” means, collectively, (i) Verily Collaboration IP, (ii) Verily Licensed Patents, and (iii) Verily Know-How.
1.141    “Verily Know-How” means any and all Know-How (a) incorporated by Verily into the First Product, Second Product, Third Product and/or any Additional Product or (b) otherwise used by Verily for its performance of [***].
1.142    “Verily Licensed Patents” means (a) (i) the [***], (ii) any Patents that are entitled to claim priority to the foregoing Patents, and (iii) any Patents hereafter issuing on any of the Patents described in clause (i) or (ii) above, (b) [***], and/or (c) any other Patents that are

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Controlled by Verily (and/or its Affiliates) as of the Effective Date and/or at any time between the Effective Date and the end of the Term (excluding any Patents that are Verily Software IP), which Patents under (c) claim or cover the First Product, Second Product, Third Product and/or any Additional Product.
1.143    “[***]” means the Patents listed in Exhibit 1.143.
1.144    “[***]” means the Patents listed in Exhibit 1.144.
1.145    “Verily Milestone Shares” has the meaning set forth in Section 8.2.1.
1.146    “Verily Platform” means the [***] platform developed by or on behalf of [***], which platform (a) [***] and (b) [***].
1.147    “Verily Programs” means Verily’s programs for [***].
1.148    “Verily Program Notice” has the meaning set forth in Section 4.2.
1.149    “Verily Program [***]” has the meaning set forth in Section 4.2.
1.150    “Verily Retained Know-How” has the meaning set forth in Section 9.1.4.
1.151    “Verily Services” means, collectively, the [***].
1.152    “Verily Software IP” means [***].
1.153    “Verily Trademarks” means the Trademarks set forth on Exhibit 1.153 or such replacements therefor as may be designated by Verily from time to time.
1.154    “Verily Upfront Shares” has the meaning set forth in Section 8.1.
1.155    “VWAP” means, with respect to a publicly traded stock and a specified end date, the volume weighted average trading price of such stock during a period of fifteen (15) consecutive trading days ending on the specified end date, calculated utilizing “VWAP” in the Bloomberg function VAP.
1.156    Interpretation. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless specified to the contrary, references to Articles, Sections or Exhibits mean the particular Articles, Sections or Exhibits to this Agreement and references to this Agreement include all Exhibits hereto. Unless context otherwise clearly requires, whenever used in this Agreement: (a) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation;” (b) the word “day” or “year” means a calendar day or year unless otherwise specified; (c) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other communications contemplated under this Agreement; (d) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including any Exhibits); (e) the word “or” shall be construed as the inclusive meaning identified with the phrase “and/or;” (f) provisions that require that a Party, the Parties or the Executive Sponsors “agree,” “consent” or “approve” or the like

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shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise; (g) words of any gender include the other gender; (h) words using the singular or plural number also include the plural or singular number, respectively; (i) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement law, rule or regulation thereof; and (j) neither Party nor its Affiliates shall be deemed to be acting “on behalf of” or “under authority of” the other Party hereunder. This Agreement has been prepared jointly and shall not be strictly construed against either Party. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.
Article 2.
GOVERNANCE
2.1    Executive Sponsors. The Parties will each appoint an individual to act as executive sponsor for that Party (each, an “Executive Sponsor”). The Executive Sponsors shall provide oversight with respect to the Development of the Products and the Parties’ respective activities to be conducted under this Agreement. The initial Executive Sponsor for DexCom shall be [***] and for Verily shall be [***]. The name and contact information for any replacement Executive Sponsor(s) chosen by a Party in its sole discretion from time to time, shall be promptly provided to the other Party in writing.
2.1.1    Meetings. The Executive Sponsors will meet [***], and more or less frequently as the Parties mutually deem appropriate, on such dates, and at such places and times, as provided herein or as the Parties shall agree. Meetings of the Executive Sponsors may occur [***]; provided, that at least [***] of the Executive Sponsor meetings per calendar year shall be held in person. [***]. As appropriate, other employee representatives of the Parties may attend meetings of the Executive Sponsors as nonvoting observers, but no personnel of a Party’s Affiliates or of a Third Party may attend unless otherwise mutually agreed to by the Parties. Each Party may also call for special meetings to resolve particular matters requested by such Party.
2.1.2    Decision Making. Decisions of the Executive Sponsors shall be made [***]. Each Party shall work in good faith to [***] and act in the general spirit of cooperation (taking into consideration the scope of the Executive Sponsors’ authority and the principles set forth in Sections 2.2.1 and 2.2.2) and in no event shall either Party unreasonably withhold, condition or delay any approval or other decision of the Executive Sponsors. Except as set forth in Section 3.3, in the event that the Executive Sponsors fail [***] with respect to a particular matter within its authority, then either Party may, by notice to the other Party, have such matter referred to [***] for resolution by good faith discussions for a period of at least fifteen (15) Business Days. In the event that [***] are unable to reach agreement with respect to such matter within such fifteen (15) Business Days, then the dispute shall be resolved pursuant to Article 13, provided that each Party shall retain final decision-making authority with respect to [***] (so long as in compliance with this Agreement).
2.1.3    Alliance Managers. Each Party shall appoint an Alliance Manager, who will serve as a primary point of contact between the Parties, and who shall be responsible for communicating the status of activities under this Agreement to its Executive Sponsor and to the other Party’s Alliance Manager. The initial Alliance Manager for DexCom shall be [***] and for Verily shall be [***]. The Alliance Managers shall be the primary point of contact for the Parties

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with respect to the activities to be conducted under this Agreement. The name and contact information for the Alliance Managers, as well as any replacement(s) chosen by either Party in their sole discretion from time to time, shall be promptly provided to the other Party in writing.
2.1.4    Technical Leads. The Parties will each appoint an individual to act as a technical lead for that Party (each, a “Technical Lead”). The initial Technical Lead for DexCom shall be [***], and for Verily shall be [***] and [***]. The name and contact information for the Technical Leads, as well as any replacement(s) chosen by either Party in their sole discretion from time to time, shall be promptly provided to the other Party in writing. The Technical Leads shall be responsible for (i) communicating on day-to-day implementation [***] with the other Technical Lead, and (ii) proposing updates or amendments [***] to the Executive Sponsors in accordance with Section 3.3.
2.2    Authority.
2.2.1    General. Notwithstanding the appointment of the Executive Sponsors, each Party shall retain the rights, powers and discretion granted to it hereunder, and the Executive Sponsors shall not be delegated or vested with rights, powers or discretion unless such delegation or vesting is expressly provided herein, or the Parties expressly so agree in writing. The Executive Sponsors shall not have the power to (i) amend, modify or waive compliance with this Agreement, (ii) to determine whether or not a Party has met its diligence or other obligations under the Agreement, or (iii) to determine whether or not a breach of this Agreement has occurred, and no decision of the Executive Sponsors shall be in contravention of any terms and conditions of this Agreement.
2.2.2    Guiding Principles. The Executive Sponsors shall perform their responsibilities under this Agreement based on the principles of prompt and diligent Development and Commercialization of Future Products in [***] throughout the Territory, consistent with Commercially Reasonable Efforts.
2.3    Day-to-Day Responsibilities.
2.3.1    Each Party shall: (a) be responsible for its day-to-day activities hereunder, provided that such activities are consistent with the express terms of this Agreement or the decisions of the Executive Sponsors within the scope of their authority specified herein; and (b) keep the other Party informed as to the progress of such activities as reasonably requested by the other Party and as otherwise determined by the Executive Sponsors. Without limiting the foregoing, (i) the Executive Sponsor of each Party shall promptly notify the Executive Sponsor of the other Party after becoming aware of circumstances that are reasonably likely to result in a delay in achieving a Product Deadline, achieving Phase Gate IV, or providing a Verily Service (as the case may be); [***].
2.3.2    The Parties’ Technical Leads shall discuss use of Third Party Software or Software developed [***] (“Outside Software”) as proposed to be incorporated into or relied on by any Assigned Software, in advance of delivery of such Assigned Software. If such use of Outside Software adversely impacts DexCom’s IP rights in such Assigned Software or the licensing terms for such Outside Software would impose restrictions or obligations on DexCom as a result of such use, then Verily will not use such Outside Software in or with the Assigned Software without first obtaining approval from DexCom, such approval not to be unreasonably withheld. For clarity, DexCom’s approval of a whitelisted open source license constitutes an

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approval of the use of any Outside Software under such whitelisted open source license for purposes of the foregoing.
Article 3.
DEVELOPMENT; DILIGENCE
3.1    General. Subject to oversight and review of the Executive Sponsors, Verily and DexCom shall conduct a program to Develop the Second Product and, at DexCom’s option in accordance with Section 3.1.1, the Third Product, in each case, on a collaborative basis and in accordance with the [***] (the “[***]”). Each Party shall use [***]. In addition, Verily shall, at its own cost, use [***], until Verily’s Development Completion of such Verily Services or the end date specified for such Verily Services [***], whichever is earlier. In accordance with Section 8.11, each Party will bear its own costs in performing its obligations [***] except as otherwise expressly provided herein or otherwise agreed by the Parties. Notwithstanding anything to the contrary in this Agreement, as of the Effective Date, neither Party shall have any Development, Commercialization, support, manufacturing, or other performance obligations with respect to the First Product or otherwise [***].
3.1.1    Third Product. Commencing on the Effective Date, DexCom shall cooperate with Verily in good faith, and shall make its personnel available for discussion with Verily upon Verily’s reasonable request, for purposes of evaluating and drafting Third Product requirements. [***]. The Parties shall [***]. Product deadlines in the Third Product Supplement shall be deemed Product Deadlines under this Agreement. Notwithstanding the foregoing, the Parties acknowledge and agree that (i) [***], (ii) [***]. In the event the Parties [***].
3.2    [***]. The Development of the Future Products shall be carried out in accordance [***], which may be updated or amended as set forth in Section 3.3.
3.2.1    Content [***]. The [***] will set forth the Development activities to be undertaken by each Party with respect to the Future Products, including: (1) up to date Specifications for the Second Product and, if applicable, Third Product or any Additional Product, (2) each Party’s Product Development Obligations, (3) the Verily Services, (4) the acceptance criteria for the deliverables contemplated in the [***] and the Verily Services, and (5) the party responsible for performing each obligation and the deadline for such performance, consistent with the Product Development Deadlines. [***] will include the [***]. [***] will at all times contain terms that reflect the use of Commercially Reasonable Efforts to Develop the Second Product and, if applicable, Third Product or any Additional Product, provide the Verily Services and obtain Marketing Approval for the Second Product and, if applicable, Third Product or any Additional Product, in a timely manner; provided that no action shall be required to be taken with respect to the Third Product or any Additional Product unless the Parties agree on a final Third Product Supplement in accordance with Section 3.1.1, or such Additional Product in accordance with Section 4.4, as applicable.
3.3    Updates or Amendments [***] shall be reviewed by the Executive Sponsors on a quarterly basis (or more frequently if appropriate). The Technical Leads shall be responsible for proposing updates and/or amendments [***] for approval. The Executive Sponsors shall propose that their respective Party approve [***], which will become effective and supersede [***] as of the date of such written approval signed by authorized signatories of the Parties. In the event of a disagreement regarding a proposed update or amendment [***] that (a) cannot be resolved by the Executive Sponsors, and (b) will result in a delay (or is reasonably likely to result

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in a delay) of [***] or more in any material aspect [***], the matter will be escalated to the Chief Executives. If the Chief Executives are unable to reach an agreement to amend or update [***] within thirty (30) days, [***]
3.4    Verily Services. Verily will provide to DexCom the [***], in each case [***], in accordance with this Agreement [***]. As part of the Verily Services, Verily will provide to DexCom [***], provided however, that, except for [***], Verily shall not be obligated to provide such assistance with respect to [***] Competing Programs. For the avoidance of doubt, [***] Verily Services do not include services in connection with [***]; if the Parties wish to contract for such services, the Parties will do so, subject to mutual agreement, in a separate agreement or Statement of Work.
3.5    Verily Additional Services. Upon DexCom’s request in each case, the Parties will discuss in good faith entering into one or more Statement(s) of Work for the provision by Verily of services (other than the Verily Services) [***]. Each such Statement of Work shall describe, among other things, Verily’s responsibilities, deliverables, and timelines, rights and obligations with respect to the services, as well as commercially reasonable fees payable by DexCom. Neither Party shall have any obligation to enter into such Statement of Work, and the terms discussed by the Parties shall not be binding unless set forth in a writing signed by both Parties.
3.6    DexCom Cooperation. At Verily’s request, DexCom will promptly provide Verily with access and any licenses to any DexCom Software as reasonably necessary (a) to provide the Verily Services, (b) to facilitate interoperation of the Products with the Verily Platform, and (c) to fulfill Verily obligations [***], provided that Verily agrees not to use, copy or distribute DexCom Software, or disclose DexCom Software or related DexCom IP to Third Parties except as approved by DexCom in writing.
3.7    Resource Commitments. In conducting the activities assigned to it under the [***], each Party agrees to use scientific, technical and other personnel who are sufficiently qualified and have the requisite skills to perform such activities.
3.8    Product Deadlines.
3.8.1    DexCom Diligence Obligations. Without limiting DexCom’s obligations under this Agreement, DexCom shall use Commercially Reasonable Efforts to achieve the Product Deadlines and perform its obligations [***] and [***]; provided that if DexCom fails to achieve a Product Deadline within the timeframe specified due to any causes such as unforeseen technical delays, regulatory or clinical process or delays, or delays caused by Verily’s failure to perform the Verily Services or Verily’s failure to perform its obligations [***] or the Commercialization Plan, in each case to the extent beyond the reasonable control of DexCom, and despite DexCom’s Commercially Reasonable Efforts to achieve such Product Deadline, then DexCom shall not be deemed in default or breach of this Section 3.8.1 on account of such failure to achieve the Product Deadline, and the timeframe for achieving such Product Deadline will be extended by the time of the delay reasonably attributable to the causes that were beyond the reasonable control of DexCom. Subject to this Section 3.8.1, if there is a delay in achieving a Product Deadline for which DexCom is responsible under this Section 3.8.1 and such delay exceeds [***] beyond the later of (a) the applicable Product Deadline and (b) the deadline mutually agreed upon by the Executive Sponsors in a modification to [***] as set forth in Section 3.3 (a “DexCom Delay”), DexCom will pay to Verily [***], which payment shall be made on a quarterly basis, within thirty (30) days of the end of the applicable calendar quarter.

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The Parties acknowledge and agree that the remedy set out in this Section 3.8.1 shall be Verily’s sole and exclusive remedy for a DexCom Delay and is a reasonable estimate of the damages suffered by Verily in the event of DexCom’s failure to meet a Product Deadline, and is not intended to be, nor will be construed as, a penalty.
3.8.2    Verily Diligence Obligations. Without limiting Verily’s obligations under this Agreement, Verily shall use Commercially Reasonable Efforts to achieve the Product Deadlines and perform its obligations under the [***], including the Verily Services, and Commercialization Plan; provided that if Verily fails to achieve a Product Deadline within the timeframe specified due to any causes such as unforeseen technical delays, regulatory or clinical process or delays, or delays caused by DexCom’s failure to perform its obligations under the [***] or the Commercialization Plan, in each case to the extent beyond the reasonable control of Verily, and despite Verily’s Commercially Reasonable Efforts to achieve such Product Deadline, then Verily shall not be deemed in default or breach of this Section 3.8.2 on account of such failure to achieve the Product Deadline and the timeframe for achieving such Product Deadline will be extended by the time of the delay reasonably attributable to the causes that were beyond the reasonable control of Verily. Subject to this Section 3.8.2, if there is a delay in achieving a Product Deadline for which Verily is responsible under this Section 3.8.2 and such delay exceeds [***] (a “Verily Delay”), Verily will pay to DexCom [***], which payment shall be made on a quarterly basis, within thirty (30) days of the end of the applicable calendar quarter. The Parties acknowledge and agree that the remedies set out in this Section 3.8.2 (in addition to the adjustments to the [***] in Section 1.9) are DexCom’s sole and exclusive remedies for a Verily Delay, are a reasonable estimate of the damages suffered by DexCom in the event of Verily’s failure to meet a Product Deadline, and are not intended to be, nor will be construed as, a penalty. In addition, with respect to the Second Product, in the event Verily fails to meet a Product Deadline by [***] or more but less than [***], the Parties agree that if a Milestone Payment for the First Marketing Approval becomes due, such Milestone Payment for the first Marketing Approval of the Second Product shall be reduced by one divided by three hundred sixty five (1/365th) of the total of such Milestone Payment for each day after the [***] period following the expiration of such timeframe specified in the [***] for such Verily Service. In the event Verily fails to meet a Product Deadline by [***] or more, the Parties agree that DexCom shall not be obligated to (i) pay Verily any Milestone Payment for the first Marketing Approval of the Second Product, or (ii) Launch the Second Product.
3.8.3    Excused Delays. In order for a Party to be excused from its payment obligations under Section 3.8.1 or 3.8.2 (as applicable) for a delay in achieving a Product Deadline, such Party (after becoming aware of circumstances likely to result in a delay in the performance of its obligations) must notify the other Party’s Executive Sponsor and (i) propose, timely implement, and adhere to a mitigation plan approved by the other Party in the exercise of its reasonable discretion or (ii) provide reasonable substantiating evidence that such delay was caused by the other Party or by a Force Majeure Event.
3.9    Acceptance Process.
3.9.1    Verily may, at any time, request DexCom’s acceptance that it has achieved Development Completion with respect to any deliverable, Product, or Verily Service, or any component thereof that is subject to a Product Development Deadline (the “Completed Deliverables”) by providing written or email notification to DexCom’s Technical Lead of such request (“Acceptance Submission Notice”). Verily shall provide DexCom’s Technical Lead with access to review and evaluate the Completed Deliverables. The Technical Leads shall

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promptly review the Completed Deliverables and confer on whether the Completed Deliverables meet the applicable Specifications [***], and shall, no later than ten (10) calendar days after the date of the Acceptance Submission Notice, make a single (unanimous) or separate (split) recommendation(s) to the Executive Sponsors as to whether the Completed Deliverables should be accepted and be deemed to have achieved Development Completion.
3.9.2    If the Technical Leads unanimously agree to reject the Completed Deliverables, then the Presenting Party may rescind such Acceptance Submission Notice and resubmit such Completed Deliverable using the process set forth in Section 3.9.1.
3.9.3    If the Technical Leads make a single (unanimous) recommendation that a Party has achieved such Development Completion with respect to such Completed Deliverable, then, no later than twenty (20) calendar days after the date of the Acceptance Submission Notice, the Executive Sponsors shall review the recommendation(s) of the Technical Leads and determine whether to accept the Completed Deliverables as meeting the Specifications or reject the Completed Deliverables as not meeting the Specifications, which acceptance or rejection shall be made by a unanimous decision of the Executive Sponsors. If the Executive Sponsors unanimously agree to accept a Completed Deliverable, then Verily will be deemed to have achieved Development Completion with respect to such Completed Deliverable. If the Executive Sponsors unanimously agree to reject a Completed Deliverable, then the Completed Deliverable shall be referred back to the Technical Leads for review and remediation, and Verily may resubmit such Completed Deliverable using the process set forth in Section 3.9.1.
3.9.4    If the Technical Leads make a separate (split) recommendation regarding whether Verily has achieved Development Completion with respect to such Completed Deliverable, then, no later than twenty (20) calendar days after the date of the Acceptance Submission Notice, the Executive Sponsors shall review the recommendation(s) of the Technical Leads and attempt to resolve the differences in the recommendations. If the Executive Sponsors are unable to reach a unanimous decision in such time, then the matter shall be referred to the Chief Executives of DexCom and Verily for resolution by good faith discussions for a period of at least fifteen (15) Business Days. In the event that the Chief Executives are unable to reach agreement with respect to such matter within such fifteen (15) Business Days, then the dispute shall be resolved pursuant to Article 13, provided that each Party shall retain final decision-making authority with respect to the implementation of its own responsibilities under the [***] (so long as in compliance with this Agreement).
3.10    Reporting. Without limiting any other provisions of this Agreement, each Party shall keep the other reasonably informed through the Executive Sponsors as to the progress of its activities [***] or otherwise under this Article 3 and provide such reports and information with respect thereto as designated by the Executive Sponsors or as may be reasonably requested by the other Party. Also, each Party shall promptly notify the other Party if it anticipates, or there are, material deviations from the [***] and shall discuss in good faith, and keep such other Party reasonably informed, as to any corrective actions that it intends to take, or is taking, to address such deviations.
Article 4.
SUPPLY; ADDITIONAL PRODUCTS; PROGRAMS
4.1    Amended and Restated Supply Agreement. In order to enable DexCom to become the preferred provider of [***] to Onduo, the Existing Distribution Agreement will be

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amended and restated in its entirety by DexCom and Onduo concurrently with the execution of this Agreement.
4.2    Supply ROFN. The Parties acknowledge and agree that Verily, whether by itself or in collaboration with others, is, or may be, working to develop one or more Verily Programs. During the Term, if Verily, whether by itself or in collaboration with others, Develops a Verily Program [***], Verily shall provide notice to DexCom of such Verily Program (“Verily Program Notice”), and DexCom shall have a first right of negotiation, as set forth in this Section 4.2, to be the preferred supplier [***]. Such right of first negotiation shall be exercisable by DexCom by notice given to Verily within [***] of the date of the Verily Program Notice. In the event that DexCom exercises its right of first negotiation pursuant to this Section 4.2, the Parties shall promptly begin to negotiate in good faith on an exclusive basis with respect to the foregoing. If the Parties are unable to reach such agreement within [***] following DexCom’s receipt of the Verily Program Notice, Verily shall not be prevented by this Section 4.2 or Section 7.5 from purchasing the applicable [***] from a Third Party, provided that in no event shall Verily, for [***] from the earlier of DexCom’s decision to pass on the preferred supplier opportunity and the expiration of such [***], enter into any agreement with such Third Party on terms that are more favorable to the Third Party than those last offered to DexCom.
4.3    Additional Products ROFN. During the Term, if Verily desires to Develop any [***] other than the First Product, Second Product, and Third Product), then, before commencing [***], Verily shall notify DexCom in writing and shall include with such notice [***] which shall set forth the Parties’ respective roles and responsibilities with respect to the Development of such [***] (“Proposed Additional Product Supplement”). Thereafter, the Parties shall have [***] following the receipt of the Proposed Additional Product Supplement to negotiate, in good faith, a final Additional Product Supplement for the development of such [***] (the “Final Additional Product Supplement”) and, upon the Parties’ mutual written agreement on the Final Additional Product Supplement, the [***] subject to the Final Additional Product Supplement shall become an Additional Product [***]. Notwithstanding the foregoing, the Parties acknowledge and agree that (i) neither Party shall be obligated to assume any of the costs and expenses of the Development and Commercialization of any Additional Product, and (ii) the Development and Commercialization of the Second Product and, if applicable, Third Product, shall be the initial priority of the Collaboration, and the Development and Commercialization of any Additional Product shall not materially impact the Product Deadlines for the Second Product and, if applicable, Third Product, unless revised Product Deadlines for such Products are mutually agreed upon by the Parties. If the Parties are unable to reach written agreement on the Final Additional Product Supplement within [***] following DexCom’s receipt of the Proposed Additional Product Supplement, Verily shall not be prevented by this Section 4.3 or Section 7.5 from independently developing the [***] that was the subject of the Final Additional Product Supplement (“[***]”), provided, however, that (a) as between the Products and [***], the Development and Commercialization of the Products shall continue to be Verily’s priority, and the development and commercialization, if any, of the [***] shall in no event impact the Product Deadlines for the Products, and (b) in no event shall Verily be granted or otherwise have any right to exploit any IP owned or Controlled by DexCom or its Affiliates or exclusively licensed to DexCom hereunder (other than the Verily Licensed Patents), or use any of DexCom’s Confidential Information, whether to develop, manufacture and/or commercialize the [***] or otherwise.
4.4    Preferred Provider [***]. Verily will use [***] to facilitate discussions with Alphabet to enable DexCom to become the preferred provider of [***].

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Article 5.

COMMERCIALIZATION
5.1    General. Subject to the terms and conditions of this Agreement and the oversight of the Executive Sponsors, as between the Parties, DexCom shall have the exclusive right to Commercialize the Products in [***] in the Territory. DexCom shall, [***] be responsible for all Commercialization efforts for the Products in the Exclusive CGM Field in the Territory, including the [***] to support such Commercialization, in accordance with the Commercialization Plan. Verily shall, [***] use Commercially Reasonable Efforts to assist with DexCom’s [***]; provided that Verily shall have the right to approve or reject in writing any such assistance that exceeds a de minimis effort or contribution.
5.2    Commercialization Plans. The Commercialization of each Future Product will be carried out in accordance with a Commercialization Plan. Each such Commercialization Plan will set forth: (1) the timing for Launch of the applicable Products consistent with the Product Launch Deadlines, (2) the obligations required for the Commercialization of the applicable Products, and (3) the Party responsible for performing each obligation.
5.2.1    Second Product. DexCom shall propose and submit to the Executive Sponsors an initial Commercialization Plan for the Second Product at least nine (9) months prior to the Product Deadline for Launch of such Product in the United States.
5.2.2    Third Product and Additional Products. At least nine (9) months in advance of the Launch of the Third Product and each Additional Product, DexCom shall propose and submit to the Executive Sponsors an initial Commercialization Plan for such Product in the Territory.
5.2.3 Updates. Until such time as DexCom has paid to Verily all of the Milestone Payments set forth in Section 8.2.1, each Commercialization Plan will be updated at least annually. DexCom shall provide each Commercialization Plan and any material modification or addition thereto to the Executive Sponsors for its review and comment. The Parties acknowledge that the comments of the Executive Sponsors with respect to any Commercialization Plan and any material modification or addition thereto are [***] with respect thereto. For the avoidance of doubt, the Commercialization Plan and any updates thereto shall not amend or modify the terms of this Agreement.
5.3    Diligence Obligations. DexCom shall use Commercially Reasonable Efforts to: (a) Launch each Product by the applicable Product Launch Deadlines and (b) Commercialize Products so as to achieve each of the Milestone Events set forth in Section 8.2.1.
5.4    Trademarks.
5.4.1    Ownership of Marks. DexCom will be responsible for the selection, registration, maintenance and defense of, and will solely own all right, title and interest in, all Trademarks (except the Verily Trademarks) for use in connection with the Commercialization of the Products, as well as all expenses associated therewith.

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5.4.2    Branding of Products. DexCom will have the right to implement a branding strategy for the Products, as outlined in the Commercialization Plan; provided, however, that if requested by Verily, and to the extent allowed by the applicable Regulatory Authority, DexCom will include on all labels, packaging, inserts and promotional materials for each Product a designation that each Product incorporates Verily technology, provided that such designation may be subordinate to any Trademark selected by DexCom for a Product and any Trademark used by DexCom; provided that size and placement of the designation shall be consistent with DexCom’s practices with respect to other Third Party Trademarks. Such designation will include at least one of the Verily Trademarks as agreed by the Parties.
5.4.3    Use of Verily Trademarks. In advance of each separate use of a Verily Trademark for a Product, DexCom shall notify Verily in writing and obtain Verily’ prior written approval on the final selection, placement, look and feel of the Verily Trademark. DexCom recognizes the reputation of Verily as a provider of high quality products and services and agrees to continue to maintain, and to require its sublicensees to continue to maintain, the same high standard of quality for the Commercialization of the Products. DexCom will not, without Verily’s prior written consent, use any other Trademarks of Verily, or Trademarks confusingly similar thereto, in connection with its marketing or promotion of the Products. DexCom acknowledges that it obtains no ownership interest in, or to, the Verily Trademarks under this Agreement. DexCom will at any time, whether during or after the Term, execute any documents that are reasonably required by Verily to confirm Verily’s ownership of the Verily Trademarks. DexCom agrees that it will do nothing inconsistent with Verily’s ownership of the Verily Trademarks.
5.5    Reporting. Without limiting any other provisions of this Agreement, until such time as DexCom has paid to Verily all of the Milestone Payments set forth in Section 8.2.1, DexCom shall keep Verily reasonably informed through the Executive Sponsors as to the progress of its activities with respect to the Commercialization of Products or otherwise under this Article 5 and provide Product sales forecasts, Total Product Revenue estimates, and such other reports and information with respect to Commercialization of Products as designated by the Executive Sponsors or as may be reasonably requested by Verily, except as prohibited by Law.
Article 6.
REGULATORY MATTERS
6.1    General. As between the Parties, [***] shall, [***], be the manufacturer of record with respect thereto and take the lead and be responsible for (in each case with respect to Products): (a) conducting any clinical trials or clinical studies required for any Regulatory Filings and/or Regulatory Approvals; (b) filing, obtaining and maintaining Regulatory Filings and Regulatory Approvals for Development, Manufacture and Commercialization of the Products in the Territory; (c) communicating with Regulatory Authorities; (d) preparing and submitting supplements, communications, annual reports, Adverse Event reports, manufacturing changes, supplier designations and all other Regulatory Filings; and (e) all costs and expenses associated with the foregoing, except to the extent otherwise provided herein, and provided that [***] shall, at its own cost, provide to [***] any documentation or other assistance reasonably required to support the foregoing activities [***]. [***] will keep [***] or its designee reasonably informed regarding the status and progress of such activity, including (i) providing [***] or its designee with advance notice of all meetings scheduled with a Regulatory Authority involving a Regulatory Filing; and (ii) providing [***] a copy of each Regulatory Approval for each Product.

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6.2    Safety Reporting. With respect to any Adverse Event, any safety monitoring and any obligation to report to any Regulatory Authority relating to any safety issue with respect to Products or any component thereof, [***] shall be responsible for, and shall establish (subject to the oversight and comment of the Executive Sponsors as described below) operating procedures to report to the appropriate Regulatory Authority(ies), all such matters in accordance with applicable Law. Such activities and operating procedures by [***] shall include any measures necessary for [***] to fully comply with such Laws and, if necessary, allow [***] to comply with its requirements for Adverse Event reporting under applicable Laws. Such activities and operating procedures, and any material revisions to them, shall be provided to the Executive Sponsors for review and comment. To the extent requested by [***], [***] shall provide [***] any information or regular updates on Adverse Events, safety monitoring and/or any interaction with Regulatory Authorities relating to safety issues with respect to the Products or any component thereof.
6.3    Quality Agreement. The Parties will enter into a mutually agreed-upon Quality Agreement in connection with the Commercialization Plan.
Article 7.
LICENSES AND EXCLUSIVITY
7.1    Licenses to DexCom.
7.1.1    License to Verily Collaboration IP.
(a)    As of the Original Effective Date, Verily hereby grants to DexCom, [***] under any Verily Collaboration IP and Verily’s interest in any Joint Collaboration IP (in each case other than Verily Software IP) to (either by itself or in collaboration with a Third Party) Develop, Manufacture and Commercialize [***]. The Parties acknowledge and agree that the [***] nature of the license granted under this Section 7.1.1(a) shall not be construed to limit Verily’s or its Affiliates’ ability to develop, manufacture or commercialize Software that [***].
(b)    As of the Original Effective Date, Verily hereby grants to DexCom, a [***] license under any Verily Software IP to (either by itself or in collaboration with a Third Party) Develop, Manufacture and Commercialize [***]; provided that DexCom may not use any Software covered by Verily Software IP, which Software was delivered to DexCom by Verily [***] (or which constitutes a derivative work of the foregoing Software), to co-develop, co-brand or white-label with a Third Party a Competing Program.
(c)    Verily hereby grants to DexCom, a [***] license under any Verily Software IP covering or claiming the Assigned Software to use, reproduce, modify, distribute, publicly display and publicly perform and otherwise exploit such Assigned Software for any purpose.
7.1.2    Licenses to Verily Background IP and for [***].
(a)    As of the Original Effective Date, Verily hereby grants to DexCom, a [***] license, under any Verily Background IP (other than the Verily Licensed Patents) [***]. For the avoidance of doubt, any Verily Background IP that covers, claims, is used in, or is used to make a [***] shall be deemed to be “necessary” for purposes of the foregoing license.

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(b)    As of the Original Effective Date, Verily hereby grants to DexCom, a [***] license, under any Verily Licensed Patents and other Verily Background IP and Verily Collaboration IP (including Verily Software IP) as necessary to Develop, Manufacture, or Commercialize [***] for purposes of Developing, Manufacturing and Commercializing [***], to the extent that such [***] is commercialized (or, if not yet commercialized, designed) as part of a standalone [***], regardless of whether (i) reimbursement is for the standalone [***] or for a bundle of products or services offered by a Third Party that includes the [***], or (ii) DexCom re-sells [***] (the “Standalone Product Limitation”). For the avoidance of doubt, any Verily Background IP that covers, claims, is used in, or is used to make [***] that is commercialized by DexCom as part of a standalone [***] shall be deemed to be “necessary” for purposes of the foregoing license. A “[***]” means a medical device, [***].
(c)    As of the Original Effective Date, Verily hereby grants to DexCom, a [***] license, under any Verily Licensed Patents and other Verily Background IP covering or claiming the Assigned Software, in each case to use, reproduce, modify, distribute, publicly display and publicly perform and otherwise exploit the Assigned Software for any purpose.
7.1.3    Sublicensing. The licenses contained in Sections 7.1.1(b) and (c) and 7.1.2(a), (b) and (c) shall be sublicensable (through multiple tiers) in connection with the Development, Manufacturing and/or Commercialization of any [***] (subject to the Standalone Product Limitation), and Assigned Software, as applicable, provided that (i) material DexCom Background IP and/or [***] is included in such sublicense, and (ii) DexCom retains a material involvement in the Development, Manufacturing and/or Commercialization of such [***], as applicable, which sublicense shall not be effective until DexCom delivers to Verily an executed copy of any such sublicense agreement, provided that DexCom may reasonably redact from any such sublicense agreement any confidential information of DexCom or the applicable sublicensee, and further provided that upon such delivery to Verily, the sublicense will be deemed effective as of the date specified in the applicable sublicense agreement. Delivery to Verily of a standard sublicense template used by DexCom with multiple customers, resellers, or distributors in the ordinary course of its business will be sufficient for purposes of the delivery condition set forth in the preceding sentence. Without limiting the foregoing, the Parties will use good faith efforts to implement shared procedures to limit the administrative burdens associated with complying with the foregoing delivery obligation.
7.1.4    License to Verily Licensed Patents. As of the Original Effective Date, Verily hereby grants to DexCom, an [***] license under the Verily Licensed Patents to (either by itself or in collaboration with a Third Party) Develop, Manufacture and Commercialize [***]. The Parties acknowledge and agree that the [***] nature of the license granted under this Section 7.1.4 shall not be construed to limit Verily’s or its Affiliates’ ability to develop, manufacture or commercialize Software [***].
7.1.5    Covenant Not to Sue for DexCom [***]. For a period of [***] from the Effective Date, Verily on behalf of itself and its Affiliates, covenants that Verily and its Affiliates will not initiate or continue any judicial or administrative proceeding (e.g., before the U.S. International Trade Commission) anywhere in the world against DexCom, its Affiliates, or any of its or their customers or direct distributors, based upon any claim that the manufacture, use, sale, license, distribution, offer for sale, offer for license, import, export, or other exploitation of a DexCom [***]constitutes infringement or misappropriation (including direct, contributory or inducement of infringement) of any [***] Controlled by Verily as necessary to manufacture, use, distribute, sell, license, offer for sale, offer for license, import, export, or otherwise exploit such

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DexCom [***]. For the avoidance of doubt, any such Patent rights or Verily Know-How that covers, claims, or is used in or to make a DexCom [***] shall be deemed to be “necessary” for purposes of the foregoing covenant. “DexCom [***]” means [***] Commercialized by DexCom or (subject to Section 7.1.7) any of its Affiliates [***]. This covenant is personal to DexCom, not transferable or assignable to a Third Party. If DexCom or its Affiliates, customers, or direct distributors commences or participates in a legal proceeding in the same or similar technical subject matter covered under this covenant not to sue against Verily, its Affiliates, or Onduo LLC or its Affiliates, then Verily may, at its sole discretion, suspend or terminate the covenant not to sue provided under this Agreement upon providing written notice to DexCom.
7.1.6    License to Verily Trademarks. Subject to Section 5.4.3, Verily hereby grants to DexCom a [***] license to use the Verily Trademarks solely as provided for under Section 5.4 in connection with the Commercialization of Products. The ownership and all goodwill accruing to the Verily Trademarks arising directly from use of the Verily Trademarks will vest in and inure to the benefit of Verily.
7.1.7    DexCom Affiliates. DexCom shall have the right to exercise the licenses granted under Sections 7.1.1, 7.1.2, and 7.1.4 through its Affiliates as of the Effective Date, solely for as long as such entity remains an Affiliate of DexCom, and DexCom shall remain responsible for the compliance of such Affiliate with all terms of this Agreement. Furthermore, DexCom shall have the right to exercise the licenses granted under Sections 7.1.1, 7.1.2 and 7.1.4 through its future Affiliates in connection with restructuring or tax matters, subject to Verily’s prior written consent, not to be unreasonably withheld, conditioned or delayed. For clarity, DexCom’s ability to grant sublicenses to future Affiliates under the licenses granted under Sections 7.1.1, 7.1.2 and 7.1.4 shall be subject to the terms set forth therein and in Section 7.1.3 with respect to Third Parties, excluding the condition set forth therein regarding delivery of an executed copy of the sublicense agreement to Verily. Notwithstanding anything to the contrary in this Agreement, the non-transferable licenses in Section 7.1.2 and Section 7.1.4 may not be transferred to a Third Party or Affiliate in connection with a permitted assignment of this Agreement under Section 14.2 (unless such transfer is otherwise expressly authorized under the preceding provisions of this Section 7.1.7).
7.2    Licenses to Verily.
7.2.1    License to Perform Obligations. Subject to the terms and conditions of this Agreement, DexCom hereby grants to Verily a [***] license under any DexCom IP, during the Term, solely to perform Verily’s service and development and commercialization obligations to DexCom under the [***], Commercialization Plan, and/or otherwise under this Agreement.
7.2.2    License to [***]. DexCom hereby grants to Verily a [***] license under (i) any [***] jointly developed by the Parties or solely developed by Verily, solely for use outside of the [***] and (ii) any [***] solely developed by DexCom in subject matter consisting of [***], in each case under (i) and (ii) solely for use [***].
7.3    No Other Rights. Each Party acknowledges that the rights and licenses granted under this Article 7 and elsewhere in this Agreement are limited to the scope expressly granted. Accordingly, except for the rights expressly granted under this Agreement, no right, title, or interest of any nature whatsoever is granted whether by implication, estoppel, reliance, or otherwise, by either Party to the other Party. All rights with respect to Know-How, Patent,

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Trademarks or other IP rights that are not specifically granted herein are reserved to the owner thereof.
7.4    Other Licenses. No license to Collaboration IP owned by Verily shall be granted by Verily or its Affiliates to [***] of the foregoing unless Verily (a) [***], and (b) [***]. Notwithstanding the foregoing, any license granted by [***], or any subsidiary of the foregoing under the Collaboration IP shall be subject to the exclusive and non-exclusive rights granted by Verily to DexCom pursuant to this Agreement and the foregoing shall not be construed to allow or authorize any grant of a license under the Collaboration IP that is in conflict with any such exclusive or non-exclusive license granted to DexCom.
7.5    [***]. During the Term, Verily and DexCom will collaborate on [***] on the Development of the Products, and DexCom will have the [***], in each case subject to Section 4.3 of this Agreement, and in accordance with the terms and conditions of this Agreement. Subject to Section 4.3 of this Agreement, Verily and its Affiliates shall not, during the Term, Develop, Manufacture or Commercialize [***], except as necessary to fulfill its obligations under this Agreement or to allow any [***]. Subject to Section 4.3, during the Term, Verily and its Affiliates shall not [***] except (i) solely to the extent necessary to [***], and/or (ii) in an open source license accompanying distributable source code (for each case (i) and (ii), solely with respect to communication software and/or other similar software) hosted by or on behalf of Verily. For clarity, [***] granted under this Section 7.5 shall not be construed [***], provided that in no event shall [***].
7.6    [***] Supply.
7.6.1    Support for [***] Supply.
(a)    Verily will use Commercially Reasonable Efforts to enter into an agreement with [***] (the “Suppliers”) (the two principal suppliers for [***]) on terms that would (a) allow DexCom, or a vendor identified by DexCom and reasonably acceptable to Verily, to have [***] and (b) specify [***]. For clarity, [***].
(b)    To facilitate manufacturing of [***], Verily will provide to DexCom [***].
7.6.2    [***] Application Engineer Support Services. During development of the [***], Verily will use Commercially Reasonable Efforts to provide reasonable and customary application engineer support services relating to use of [***] in a Future Product. This support will include providing updates to [***] as necessary and in response inquiries from the DexCom technical team. This support obligation does not include design changes, new features, or integrations [***].
7.6.3    Support for [***].
(a)    If DexCom reasonably believes that a Future Product unit has failed or has been returned due to a defect in [***], then, upon DexCom’s reasonable request and delivery of the defective [***] to Verily, Verily will use Commercially Reasonable Efforts to [***].

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(b)    Verily’s Technical Lead will notify DexCom’s Technical Lead of the determination of any design or manufacturing defect in [***] pursuant to the foregoing section (which notice may be provided by email). DexCom’s technical lead shall notify Verily if DexCom wishes for Verily to present a Defect Notification Plan (the date of such notice, the “Defect Notification Date”).
(c)    If such failure is determined to be due to a design defect, and DexCom demonstrates with reasonably detailed, objective evidence that such design defect is caused primarily by [***], then, notwithstanding DexCom’s prior acceptance of such Deliverable pursuant to Section 3.9 of the Agreement, [***]. All other services, and any services [***], and any related capital expenditures, will be subject to a separate Statement of Work negotiated between the Parties.
(d)    If, (a) by [***] Business Days after the Defect Notification Date, Verily does not deliver to DexCom a plan for addressing a design defect, or (b) by [***] days after the Defect Notification Date, the Parties are unable to reach terms on which Verily will provide design modifications to address a design defect in [***], then such matter shall be referred to the Executive Sponsors for resolution. If the Executive Sponsors are unable to reach resolution on commercially reasonable terms within [***] Business Days of such referral, then Verily will, at DexCom’s request, provide the [***] to DexCom for purposes of addressing design defects in [***]; provided, however, that the foregoing obligation shall not apply if Verily offers commercially reasonable terms in good faith and DexCom does not accept such terms.
(e)    On and after the third anniversary of Launch, Verily may, in lieu of providing any support for design defects in [***] for a Future Product, provide to DexCom (i) the [***].
7.6.4    Services After Completion of Verily’s Deliverables. After completion of Verily’s Deliverables, any additional design or test changes requested by DexCom will be negotiated under a Statement of Work on terms to be mutually agreed upon by the Parties.
7.6.5    [***] Pricing.
(a)    Verily anticipates that if the Pricing Assumptions set forth below are satisfied, then the [***] for the Second Product will be available under the Supply Agreements at the following purchase prices (which prices reflect the cost per unit excluding taxes, duties, shipping, and other fees) (the “Pricing Expectations”):
(i)    For volume commitments greater than [***] units per year, the purchase price under the Supply Agreements is expected to be [***] per unit;
(ii)    For volume commitments greater than [***] units per year and less than [***] units per year, the purchase price under the Supply Agreements is expected to be [***] per unit;
(iii)    No pricing commitment is provided for volume commitments below [***] units per year.

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(b)    If, notwithstanding satisfaction of the Pricing Assumptions, the actual [***] cost upon completion of Phase Gate IV is higher than the Pricing Expectations (based on [***] through the Phase Gate IV completion date and a complete set of quoted supplier costs for a volume of [***]), then Verily shall pay to DexCom a fee of [***], such fee not to exceed [***] in total.
(c)    If the actual [***] cost upon completion of Phase Gate IV is lower than the Pricing Expectations (based on [***] through the Phase Gate IV completion date and a complete set of quoted supplier costs for a volume of [***] units purchased per year), then DexCom shall pay to Verily a fee of [***], such fee not to exceed [***] in total.
(d)    The fees set forth in this Section 7.6.5 are the Parties sole and exclusive remedies for any deviations from the Pricing Expectations.
Article 8.
PAYMENTS
8.1    Second Upfront Fee. The Parties acknowledge and agree that DexCom has paid to Verily the upfront fee set forth in Section 8.1 of the Original Agreement. Within ten (10) Business Days following the Antitrust Clearance Date, in consideration of (a) Verily’s performance of its obligations under the Development Plan, (b) the licenses granted to DexCom under Section 7.1, and (c) the Parties’ agreement to amend and restate the Original Agreement, DexCom shall pay a second upfront payment of $250 million (the “Upfront Payment Amount”), or, at DexCom’s election, an equivalent number of shares of DexCom Common Stock as determined by dividing the Upfront Payment Amount by the Initial VWAP (the “Upfront Shares”). The Upfront Payment Amount shall be paid as follows, at the direction of Verily: (1) $15 million (or six percent (6%) of Upfront Shares, which shall be “Verily Upfront Shares”), to Verily and (2) $235 million (or ninety four percent (94%) of Upfront Shares) to Onduo and shall be issued pursuant to the Stock Purchase Agreement (as defined below). The Upfront Payment Amount (or the Upfront Shares in lieu of the Upfront Payment Amount, if applicable) shall be non-refundable and shall not be creditable. The Parties acknowledge and agree that the $15 million paid to Verily or Verily Upfront Shares issued directly to Verily under this Section 8.1 are attributable to a buyout of the First Product milestone described in Section 8.2.1 of the Original Agreement.
8.2    Milestone Payments.
8.2.1    Milestones. Subject to DexCom’s right to pay in cash pursuant to and subject to the calculation methodology set forth in Section 8.2.2, DexCom shall pay the DexCom Common Stock as set forth in the following table (each such payment, a “Milestone Payment”) upon the first achievement of the corresponding milestone event for the applicable Product (each such event, a “Milestone Event”), it being understood that, at Verily’s direction, part of such Milestone Payment shall be paid to Onduo, as set forth below:

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Milestone Event	Milestone Payment
The earlier of (i) [***] or (ii) [***]	DexCom Common Stock equal to $100 million divided by the Initial VWAP (half issued to Verily (the “Verily Milestone Shares”) half issued to Onduo)
First time Total Product Revenue exceeds [***]	DexCom Common Stock equal to $125 million divided by the Initial VWAP, issued to Onduo
First time Total Product Revenue exceeds [***]	DexCom Common Stock equal to $50 million divided by the Initial VWAP, issued to Onduo

The Parties acknowledge and agree that the Verily Milestone Shares issued directly to Verily, or the equivalent amount in cash upon DexCom’s election to pay in cash subject to the calculation methodology set forth in Section 8.2.2, under this Section 8.2.1 are attributable to a milestone buyout of the Second Product milestone described in Section 8.2.1 of the Original Agreement.
8.2.2    For clarity, it is understood that each Milestone Payment shall be payable only once upon the first achievement of the applicable Milestone Event and, if paid in DexCom Common Stock, shall be issued pursuant to the Stock Purchase Agreement. At DexCom’s option, DexCom may pay cash to Verily and Onduo in lieu of delivering any DexCom Common Stock required to be paid pursuant to Section 8.2.1, which cash payment amount shall be the applicable number of shares of DexCom Common Stock set forth in Section 8.2.1 multiplied by Milestone Date VWAP for such Milestone Event.
8.2.3    Incentive Payment. With respect to the Second Product, if Verily completes its Product Development Obligations, as determined by the Parties in accordance with Section 3.9 at least [***] prior to Verily’s Product Development Deadline (the “Incentive Milestone Event”), then Verily shall be entitled to receive an incentive payment of [***]. The date on which Verily will be deemed to have completed its Product Development Obligations will be the date on which Verily last submitted for acceptance or approval (pursuant to Section 3.9) the Product Development Obligations that were ultimately approved or accepted pursuant to Section 3.9 without an intervening notice of rejection from DexCom.
8.2.4    Payment Terms. The Milestone Payments set forth in this Section 8.2 shall each be payable in, at DexCom’s sole election, cash or in shares of DexCom Common Stock, and due to Verily or Onduo, as applicable, within thirty (30) days of the achievement of the corresponding Milestone Event or completion of the Product Development Obligations, as applicable, except to the extent set forth in the Stock Purchase Agreement (as defined below).
8.2.5    Notice. DexCom agrees to promptly notify Verily of its achievement of each Milestone Event.

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8.3    No Royalties, Milestones or Other Amounts. Except for the amounts payable to Verily by DexCom under Sections 8.1 and 8.2 above, no other amounts shall be payable to Verily in connection with the First Product, Second Product, Third Product, any Additional Product, or the Verily Services. For clarity, the foregoing payments replace in their entirety any and all payment obligations of DexCom under the Original Agreement, including any and all royalty and/or milestone payments.
8.4    First Product Purchase. Verily agrees to purchase [***] units of First Product [***], and prepay for that Product within 14 days after [***], where the prices shall be no higher than [***].
8.5    Payment Terms. All cash payments due under this Agreement shall be made by bank wire transfer in immediately available funds to an account designated by the receiving Party. All payments hereunder shall be made in the legal currency of the United States of America, and all references to “$” or “Dollars” shall refer to United States dollars. Except as otherwise provided herein, all payments due to a Party hereunder shall be due and payable within thirty (30) days of achievement of the applicable milestone event as set forth herein, subject to receipt of a proper invoice from the other Party. If any withholding taxes, levies or similar taxes is due with respect to such a payment, such amounts shall be payable by the paying Party to the applicable taxing authority, including any tax or withholding levied by a foreign taxing authority in respect of the payment or accrual of any product fee. Each Party agrees to assist the other Party as reasonably requested by the other Party in claiming exemption from or otherwise reducing such deductions or withholdings under any taxation or similar agreement or treaty from time to time in force.
8.6    Stock Purchase Agreement. DexCom shall issue any DexCom Common Stock to be issued to Verily or Onduo as described in this Agreement pursuant to the stock purchase agreement attached hereto as Exhibit 8.6 (the “Stock Purchase Agreement”); provided that if DexCom is unable to deliver the shares under the Stock Purchase Agreement in accordance with the terms of the Stock Purchase Agreement, DexCom shall make the applicable payment in cash at the scheduled time for such Closing (as defined in the Stock Purchase Agreement).
8.7    Reports. Until such time as DexCom has paid all of the Milestone Payments set forth in Section 8.2.1, DexCom shall provide to Verily, within forty-five (45) days of the end of each calendar quarter, a reasonably detailed report setting forth worldwide Total Product Revenue broken down by Product and territory, together with such substantiating information reasonably requested by Verily for purposes of confirming the accuracy of the Total Product Revenue calculation (which information may be redacted with respect to information unrelated to the calculation of Total Product Revenue).
8.8    Inspection of Records. This Section 8.8 shall be in effect until such time as DexCom has paid to Verily all of the Milestone Payments set forth in Section 8.2.1. DexCom shall, and shall cause its Affiliates and Third Parties acting on their behalf or under their authority, to keep full and accurate books and records regarding the sales of the First Product, Second Product, Third Product and any Additional Products and/or Alternative Product. DexCom shall permit Verily, by independent qualified public accountants engaged by Verily and reasonably acceptable to DexCom, to examine such books and records for the sole purposes of verifying the accuracy of the reports provided pursuant to Section 8.7. Such examination may be conducted at any reasonable time, but not later than three (3) years following the rendering of any corresponding reports, accountings and payments pursuant to Section 8.7. Such

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inspections may be made no more than once each calendar year, at reasonable times and on reasonable prior written notice. The records for any particular calendar quarter shall be subject to no more than one inspection. The accountant shall be obligated to execute a reasonable confidentiality agreement prior to commencing any such inspection. Any inspection conducted under this Section 8.8 shall be at the expense of Verily, unless such inspection reveals that a Milestone Event had been achieved and DexCom did not provide the applicable notice to Verily pursuant to Section 8.2.5 in which case such inspection shall be at the expense of DexCom. Any underpayment shall be paid within fifteen (15) Business Days with interest on the underpayment at the rate specified in Section 8.9 from the date such payment was originally due; and any overpayment may be credited against future payments hereunder without interest or if there will be no future payments by DexCom, then reimbursed within fifteen (15) Business Days. Any disputes arising under this Section 8.8 regarding any discrepancy identified by the accountant shall be subject to resolution under Article 13.
8.9    Late Payment. Any payments or portions thereof due hereunder which are not paid when due shall bear interest at the rate of one and a half percent (1.5%) per month from the payment due date until paid in full. This Section 8.9 shall in no way limit any other remedies available to either Party.
8.10    Currency Conversion. With respect to sales invoiced and received in a currency other than U.S. Dollars, such sales shall be converted into the U.S. Dollar equivalent in accordance with DexCom’s standard practices used in preparing its audited financial statements for the applicable calendar quarter and DexCom shall provide Verily the basis for such conversion.
8.11    Collaboration Costs. Except as otherwise expressly provided herein or otherwise agreed by the Parties, each Party shall bear all of its own costs and costs of any Third Party acting on its behalf in carrying out those activities assigned to it under the Collaboration.
8.12    Stock Splits. The number of shares of DexCom Common Stock issuable hereunder shall be adjusted for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event with respect to DexCom Common Stock after the date of this Agreement.
Article 9.
INTELLECTUAL PROPERTY
9.1    Ownership.
9.1.1    DexCom Collaboration IP. As between the Parties, DexCom shall solely own all right, title and interest to any and all:
(a)    Collaboration IP that is [***], whether developed solely by a Party or jointly by the Parties. For purposes of clarity, DexCom shall own any [***] in the First Product, Second Product, Third Product and/or any Additional Product (in each case, whether such Products are Launched or not);
(b)    Collaboration IP that is copyright in or that is Assigned Software.

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(c)    Collaboration IP that is DexCom Other Collaboration IP.
The foregoing under (a), (b) and (c), collectively, the “DexCom Collaboration IP”.
Subject to Section 9.1.4, to the extent Verily and/or its Affiliates has or acquires any right, title or interest (including any IP) in or to any DexCom Collaboration IP, Verily shall assign, and does hereby assign to DexCom (and shall cause its Affiliates to assign), any such right, title and/or interest (including any IP).
9.1.2    Verily Collaboration IP. As between the Parties, Verily shall solely own all right, title and interest to any and all Verily Collaboration IP.
9.1.3    Joint Collaboration IP. All right, title and interest to any and all Joint Collaboration IP shall be jointly owned by DexCom and Verily. Each Party shall assign, and does hereby assign to the other Party an undivided joint interest in the Joint Collaboration IP. Subject to the licenses and other rights or exclusivities granted to the other Party herein (including in Article 7), (i) each Party reserves the right to use, practice or otherwise exploit its solely owned Collaboration IP (DexCom Collaboration IP with respect to DexCom and Verily Collaboration IP with respect to Verily) and the Joint Collaboration IP; and (ii) neither Party shall have any obligation to account to the other Party for profits, or to obtain any approval of the other Party to license, assign, enforce (subject to Section 9.5) or otherwise exploit any Joint Collaboration IP or intellectual property with respect thereto, by reason of joint ownership thereof, and each Party hereby waives any right it may have under the applicable Law of any jurisdiction to require any such approval or accounting.
9.1.4    Retained Know-How. Notwithstanding Section 9.1.1, Verily shall have no obligation to assign to DexCom any Know-How developed by Verily and included in DexCom Collaboration IP, except to the extent such Know-How (i) consists of subject matter that is patentable, copyrightable or otherwise registrable, or is otherwise claimed or included in a Patent, copyright registration or other statutory registration owned by DexCom under Section 9.1.1 (it being understood that the IP assigned to DexCom under Section 9.1.1 includes the right to seek patent, copyright or any other available statutory protection) or (ii) is expressly identified as DexCom-owned Know-How in [***]. Any Know-How developed by Verily and included in DexCom Collaboration IP, which Know-How is not assigned to DexCom under this Section 9.1.4 (“Verily Retained Know-How”) shall be deemed part of Verily Collaboration IP and, without limiting the foregoing, shall be licensed to DexCom under Section 7.1.1(a) and 7.1.2(b) and subject to use and disclosure restrictions in Section 11.2.
9.1.5    Each Party shall disclose under the coordination of the Executive Sponsors to the other Party all Collaboration IP first conceived in the course of its performance of the [***] (or in the course of the Parties’ activities [***], to the extent not disclosed previously) or required for the other Party to perform the activities assigned to it [***], and the Parties shall work in good faith, together with their respective counsel, to jointly identify respective lists of [***], Verily Software IP, or other Collaboration IP. Notwithstanding anything to the contrary, DexCom will have no obligation to share information with Verily regarding [***] and Verily will have no obligation to share information with DexCom regarding patenting Verily Software IP. The Parties will form a Patent Review Committee with equal representation. The composition, rules, and roles of the Patent Review Committee shall be defined under the Patent Committee Rules, which have been exchanged between the Parties in as of the Effective Date can be

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amended by consensus of the Patent Review Committee from time to time without amending this Agreement. If there is a conflict between the Patent Committee Rules and the Agreement, the Agreement shall govern. The representative(s) of each Party in the Patent Review Committee will consult with each other on patent claiming strategy for the Collaboration Patents in furtherance of [***].
9.1.6    The Parties acknowledge and agree that (i) DexCom has developed and will continue to develop [***] other than the Products outside the scope of the Collaboration, and (ii) to the extent DexCom uses in the Collaboration components or other technology from such [***], in no event shall such components or technology be deemed part of Joint Collaboration IP or licensed to Verily other than as expressly set forth in Section 7.2.1.
9.2    Joint Research Agreement. The Parties hereby acknowledge that this Agreement qualifies as a “joint research agreement” as defined in 35 U.S.C. § 100(h) and agree that the Parties will cooperate to take advantage of the “joint research agreement” provisions of 35 U.S.C. § 102(c), including by the filing of a terminal disclaimer as provided for in Manual of Patent Examining Procedure Section 717.02(c), if reasonably prudent or necessary during the filing and/or prosecution of a patent application that is subject to a license grant or assignment under this Agreement.
9.3    Patent Prosecution.
9.3.1    Verily Patents. As between the Parties, Verily shall have the right to control the Prosecution and Maintenance of the Verily Licensed Patents and Joint Collaboration Patents with at least one Verily inventor using counsel of its choice. Verily agrees to: (a) keep DexCom reasonably informed with respect to such activities; and (b) consult in good faith with DexCom regarding such matters, including notice prior to the abandonment of any claims thereof covering the Products and in the [***]. If Verily does not want to Prosecute and Maintain any of the Joint Collaboration Patents, then Verily shall give DexCom sufficient notice (i.e. in order to avoid any adverse events such as missing a filing deadline) and DexCom shall have the right to control the Prosecution and Maintenance of such Joint Collaboration Patents.
9.3.2    DexCom Patents. As between the Parties, DexCom shall have the right to control the Prosecution and Maintenance of the DexCom Collaboration Patents and Joint Collaboration Patents without any Verily inventors using counsel of its choice. DexCom agrees to: (i) keep Verily reasonably informed with respect to such activities; and (ii) consult in good faith with Verily regarding such matters, including notice prior the abandonment of any claims thereof covering the Products.
9.3.3    Filing Notice. Each Party agrees to give notice to the other Party at least four weeks prior to filing of any new patent application that constitutes Collaboration IP and highlight any proposed inclusion of the other Party’s Confidential Information in such new patent application. Such Party will consult with the other Party in good faith to resolve any objections to inventorship (under applicable law) and/or content of the patent application.
9.4    Defense of Third Party Infringement Claims. During the Term, if any Product that is Commercialized by DexCom or its Affiliates becomes the subject of a Third Party’s claim or assertion of infringement of a Patent relating to the manufacture, use, sale, offer for sale or importation of such Product, the Party first having notice of the claim or assertion shall promptly notify the other Party, and the Parties shall promptly confer to consider the claim or assertion

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and the appropriate course of action. Except as provided in Section 11.4, or by separate written agreement of the Parties, each Party shall have the right to defend itself against a suit that names it as a defendant (the “Defending Party”). Except as provided in Section 11.4, neither Party shall enter into any settlement of any claim described in this Section 9.4 that adversely affects the other Party’s rights or interests without such other Party’s written consent, which consent shall not be unreasonably conditioned, withheld or delayed. In any event, the other Party shall reasonably assist the Defending Party and cooperate in any such litigation at the Defending Party’s request and expense.
9.5    Enforcement.
9.5.1    Notice. Subject to the provisions of this Section 9.5 and during the Term, in the event that either Party reasonably believes that any Verily Licensed Patent (a) is being infringed by a Third Party or (b) is or will become subject to a declaratory judgment action arising from such infringement, in each case, (a) and (b), which infringement arises from the manufacture, sale, use or import of a [***] in the Territory (an “Infringing Product”) such Party shall promptly notify the other Party.
9.5.2    Enforcement in the [***]. During the Term, DexCom shall have the initial right (but not the obligation), at its expense, to enforce the Verily Licensed Patents in the [***] or to defend any declaratory judgment action with respect thereto in the Territory (each, an “Enforcement Action”). Prior to the commencement of any activity by DexCom with respect to an Enforcement Action, (a) DexCom shall provide thirty (30) days advance written notice to Verily and (b) if requested by Verily, DexCom shall consult in good faith with respect to such Enforcement Action and consider in good faith Verily’s input, including to prevent any Verily Licensed Patent to be subject to undue risk of invalidation. DexCom agrees not to settle any Enforcement Action, or intentionally make any admissions or assert any position in such Enforcement Action, in a manner that would materially adversely affect the validity, enforceability or scope of any Verily Licensed Patent in or outside the Territory, without the prior written consent of Verily, which shall not be unreasonably withheld, conditioned or delayed. In the event that DexCom or its designee fails to commence or defend an Enforcement Action with respect to Infringing Products in the Territory within [***] of a request by Verily to do so (or such shorter period as is necessary to bring and maintain such action), Verily or its designee may commence an Enforcement Action with respect to such Infringing Products at its own expense. In such case, Verily agrees not to settle any Enforcement Action, or intentionally make any admissions or assert any position in such Enforcement Action, in a manner that would materially adversely affect DexCom’s rights or interests in [***] in the Territory, without the prior written consent of DexCom, which shall not be unreasonably withheld, conditioned or delayed.
9.5.3    Enforcement Outside of the [***]. As between the Parties, Verily shall have the sole right (but not the obligation), at its expense, to enforce the Verily Licensed Patents outside of the [***].
9.5.4    Cooperation. The Party commencing, controlling or defending any action under Section 9.5.2 (such Party, the “Enforcing Party”) shall keep the other Party reasonably informed of the progress of any such Enforcement Action, and such other Party shall have the right to participate with counsel of its own choice at its own expense. The non-Enforcing Party hereby gives the Enforcing Party the right to name the non- Enforcing Party in any Enforcement Action if required for standing. In any event, the other Party shall reasonably cooperate with the Enforcing Party, including providing information and materials, at the Enforcing Party’s request

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and expense. The Enforcing Party shall also have the right to control settlement of such Enforcement Action; provided, however, no settlement shall be entered into without the consent of the other Party, which consent not to be unreasonably withheld, conditioned or delayed, if such settlement would materially and adversely affect the interests of the other Party.
9.5.5    Recoveries. Any recovery received as a result of any Enforcement Action to enforce a Patent pursuant to Section 9.5.2 shall be used first to reimburse the Parties for the costs and expenses (including attorneys’ and professional fees) incurred in connection with such Enforcement Action (and not previously reimbursed), and the remainder of the recovery shall be shared (a) for any Enforcement Action in the [***] and (b) for any Enforcement Action [***].
Article 10..
CONFIDENTIALITY
10.1    Confidentiality; Exceptions. Except to the extent expressly authorized by this Agreement or otherwise agreed by the Parties in writing, the Parties agree that the receiving Party shall keep confidential and shall not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement any confidential or proprietary information or materials or Know-How furnished to it by the other Party pursuant to this Agreement and the terms and conditions of this Agreement (collectively, “Confidential Information”). Notwithstanding the foregoing, Confidential Information shall not be deemed to include information or materials to the extent that it can be established by the receiving Party that such information or material:
10.1.1    was already known to or possessed by the receiving Party, other than under an obligation of confidentiality (except to the extent such obligation has expired or an exception is applicable under the relevant agreement pursuant to which such obligation established), at the time of disclosure;
10.1.2    was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;
10.1.3    became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;
10.1.4    was independently developed by the receiving Party without use of or reference to the disclosing Party’s Confidential Information as demonstrated by documented evidence prepared contemporaneously with such independent development; or
10.1.5    was disclosed to the receiving Party on a non-confidential basis by a Third Party having the right to make such non-confidential disclosure.
10.2    Authorized Use and Disclosure. Each Party may use and disclose Confidential Information of the other Party as follows: (a) under appropriate confidentiality provisions substantially equivalent to those in this Agreement in connection with the performance of its obligations or exercise of rights granted to such Party in this Agreement; (b) to the extent such disclosure is reasonably necessary for the Prosecution and Maintenance of Patents (including

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applications therefor) in accordance with Section 9.3, prosecuting or defending litigation, filing for and conducting preclinical or clinical trials, obtaining and maintaining Regulatory Approvals for Products; (c) in communication with existing and potential acquirers, investors, strategic partners, licensees, distributors, consultants, advisors (including financial advisors, lawyers and accountants) and others on a need to know basis, in each case, under appropriate confidentiality provisions substantially equivalent to those of this Agreement; (d) for the purposes of the performance of this Agreement and exercising any rights of a Party pursuant to this Agreement and in connection with the grant of any license pursuant to Article 7 of this Agreement; or (e) to the extent mutually agreed to by the Parties. Notwithstanding the foregoing, and without limiting Section 9.1.4, to the extent any Verily Retained Know-How is Confidential Information, (i) such Verily Retained Know-How shall not be used by Verily or its Affiliates in the [***] except to perform the activities contemplated in the Agreement, (ii) Verily and its Affiliates shall not disclose to any Third Party in the [***] any such Verily Retained Know-How without DexCom’s prior written consent except where such disclosure is for purposes of performing activities under this Agreement, and (iii) without limiting the foregoing, any disclosure of Verily Retained Know-How to any Third Party shall be under a use restriction limiting such use of such Verily Retained Know-How to be outside of [***]. In addition, to the extent any Know-How is assigned to DexCom under this Agreement, such Know-How shall be protected as DexCom’s Confidential Information under this Article 7. Furthermore, during the Term, to the extent any proprietary, non-public Know-How is included in Joint Collaboration IP (“Joint Collaboration Know-How”), then (i) such Joint Collaboration Know-How shall not be used by Verily or its Affiliates in [***] except to perform the activities contemplated in the Agreement, (ii) Verily and its Affiliates shall not disclose to any Third Party for use in [***] any such Joint Collaboration Know-How without DexCom’s prior written consent, and (iii) without limiting the foregoing, any disclosure of Joint Collaboration Know-How to any Third Party shall be under a use restriction limiting such use of such Joint Collaboration Know-How to be outside of [***].
10.3    Methods Marking Requirement. Any non-public algorithm or other method shared by a Party under this Agreement that is outside of the scope of [***] and is not marked or identified by such Party as confidential or proprietary will not be considered Confidential Information.
10.4    Required Disclosures. Notwithstanding anything to the contrary in this Agreement, each Party may make any disclosures required of it by applicable Law or the rules of a stock exchange upon which a Party’s capital stock is listed, provided that (a) the Party required to make such disclosure (the “Required Party”) shall notify the other Party in writing of the proposed content of the required disclosures at least five (5) Business Days prior to the date on which the disclosure is to be made, except with respect to the current report on Form 8-K to be filed by DexCom immediately following the execution of this Agreement regarding its entry into this Agreement, and the non-Required Party shall be entitled to reasonably comment with respect to the form and content of such required disclosure, which the Required Party shall consider in good faith; (b) if so requested by the non-Required Party in the case of disclosures required by applicable Law, the Required Party shall use reasonable efforts to obtain an order protecting to the maximum extent possible the confidentiality of the provisions of this Agreement and the non-Required Party’s Confidential Information as reasonably requested by the non-Required Party; and (c) if the Parties are unable to agree on the form or content of any required disclosure, such disclosure shall be limited to the minimum required as determined by the Required Party in consultation with its legal counsel. Without limiting the foregoing, the Required Party shall provide the non-Required Party with a draft of the proposed redactions to the provisions of this Agreement, together with exhibits or other attachments hereto, to be filed

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by Verily or DexCom with the Securities and Exchange Commission (or other applicable regulatory body) or as otherwise required by Law, and the non-Required Party shall be entitled to reasonably comment with respect to the content of the redactions, which the Required Party shall consider in good faith.
10.5    Prior Agreements. This Agreement supersedes (a) the Non-binding Term Sheet between DexCom and Verily exchanged by the Parties in August and September, 2018, (b) the Collaboration and License Agreement between DexCom and Google Life Sciences LLC, dated August 10, 2015, as amended, (c) the and Non-binding Term Sheet for Collaboration and License Agreement between DexCom and Google Inc. dated June 29, 2015, and, (d) solely with regard to the subject matter of this Agreement and the information disclosed pursuant hereto, the Non-Disclosure Agreement dated April 6, 2015 between DexCom and Google Inc., acting on its behalf and on behalf of its affiliates (collectively, the “Prior Agreements”). All Confidential Information disclosed by a Party under the Prior Agreements shall be deemed Confidential Information of such disclosing Party under this Agreement and shall be subject to the terms of this Article 10.
10.6    Publications. Each Party shall submit to the other Party any proposed publication or public disclosure containing clinical or scientific results for the Products at least thirty (30) days in advance to allow that Party to review such proposed publication or disclosure. The reviewing Party will promptly review such proposed publication or disclosure and make any objections or comments that it may have thereto, and the Parties shall discuss the advantages and disadvantages of publishing or disclosing such results. If the Parties are unable to agree on whether to publish or disclose the same, the matter shall be referred to the Executive Sponsors for review and comment. In resolving whether to publish or disclose the same, DexCom shall consider the good faith comments of Verily with respect thereto. This Section 10.6 shall not be deemed to limit the Parties’ obligations under Section 10.1 above.
10.7    Press Release. Neither Party shall issue any press release or other public statement, whether oral or written, disclosing the existence of this Agreement, the terms hereof or any information relating to this Agreement without the prior written consent of the other Party.
Article 11.
REPRESENTATIONS, WARRANTIES AND COVENANTS; INDEMNIFICATION
11.1    General Representations and Warranties. Each Party represents and warrants to the other that:
11.1.1    it is duly organized and validly existing under the Laws of the jurisdiction of its incorporation, and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;
11.1.2    it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action;
11.1.3    this Agreement is legally binding upon it and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by it does not conflict

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with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material applicable Law;
11.1.4    except for the Permitted Encumbrances, it has not granted, and shall not grant during the Term, any right to any Third Party which would conflict with the IP rights granted to the other Party hereunder;
11.1.5    it is not aware of any action, suit or inquiry or investigation instituted by any Person which questions or threatens the validity of this Agreement;
11.1.6    with respect to Verily only,
(a)    Verily, together with its Affiliates, is the sole owner of the [***] and the [***] and has the exclusive right to such Patents to grant the licenses granted to DexCom hereunder;
(b)    Verily will not assign or transfer any rights in the Verily Licensed Patents in a manner that would cause a license to be granted to a Third Party pursuant to [***];
(c)    none of the agreements identified in Exhibit 1.63 grant any Third Party (i) any exclusive rights with respect to any of the Verily Licensed Patents in [***], (ii) any right to Verily Know-How in [***], (iii) any right to file applications for, prosecute, maintain, enforce or defend any of the Verily Licensed Patents in [***], or (iv) rights necessary to Develop, Manufacture and Commercialize [***];
(d)    without limiting the foregoing, Verily has not, prior to the Effective Date, and will not have, as of the Effective Date, (i) assigned to any Third Party any Verily IP for which Verily granted any license or other rights to DexCom under the Original Agreement, or (ii) otherwise granted to any Third Party any rights to such Verily IP that, in each case (i) and (ii), adversely affect Verily’s ability to grant rights to or in such Verily IP to the same extent that Verily granted such rights in the Original Agreement; and
(e)    it will conduct its obligations under [***] and Commercialization Plan, including the Development of Products thereunder, using its employees or contractors that are obligated to assign to Verily and/or its Affiliates all rights in and to any Collaboration IP and associated intellectual property rights and to maintain in confidence all of the other Party’s Confidential Information, and will not use any employee of an Affiliate in the conduct of such [***] and Commercialization Plan unless such employee is under such obligations of assignment and confidentiality.
11.1.7    DexCom Antitrust Representation. DexCom represents and warrants to Verily that DexCom, or if different its ultimate parent entity under the HSR Act, has determined that the value of the non-exempt assets it will acquire from Verily under this Agreement (including U.S. patent rights), as determined under the HSR Act (including 16 C.F.R. Section 801.10), is less than $84.4 million and has therefore concluded, taking into account the aggregation rules under the HSR Act, that the HSR Act’s size of transaction test will not be satisfied, with respect to the non-exempt assets DexCom will acquire under this Agreement.

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11.1.8    Verily Service Covenants. Verily covenants that the Verily Services provided by it hereunder will be provided by qualified professionals conforming to Verily’s standard practices (in no event less than industry standard practices) governing the design and development of application software of the same general nature and complexity.
11.2    Disclaimer of Warranties. EXCEPT AS SET FORTH IN THIS ARTICLE 11, VERILY AND DEXCOM EXPRESSLY DISCLAIM ANY WARRANTIES OR CONDITIONS, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT (INCLUDING THE VERILY IP, VERILY BACKGROUND IP, JOINT COLLABORATION IP, OR COLLABORATION IP ASSIGNED TO DEXCOM FROM VERILY), INCLUDING ANY WARRANTY OF MERCHANTABILITY, NONINFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.
11.3    Limitation of Liability. WITHOUT LIMITING EITHER PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 11.4 BELOW, NEITHER PARTY SHALL BE LIABLE TO THE OTHER UNDER THIS AGREEMENT FOR ANY LOSS OF PROFITS, LOSS OF BUSINESS, INTERRUPTION OF BUSINESS, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND SUFFERED BY SUCH OTHER PARTY FOR BREACH HEREOF, WHETHER BASED ON CONTRACT OR TORT CLAIMS OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS; PROVIDED, HOWEVER, THAT THE FOREGOING SHALL NOT APPLY TO ANY MATERIAL WILLFUL BREACH OF THIS AGREEMENT BY A PARTY OR A BREACH OF A PARTY’S CONFIDENTIALITY OBLIGATIONS UNDER ARTICLE 10.
11.4    Indemnification.
11.4.1    Indemnification by Verily. Verily hereby agrees to defend, hold harmless and indemnify (collectively, “Indemnify”) DexCom and its Affiliates, and its and their agents, directors, officers and employees (the “DexCom Indemnitees”) from and against any liability or expense (including reasonable legal expenses and attorneys’ fees) (collectively, “Losses”), resulting from suits, claims, actions and demands, in each case brought by a Third Party (each, a “Third-Party Claim”) arising out of (a) a breach of any of Verily’s covenants, representations or warranties hereunder, (b) the gross negligence or willful misconduct or omission of Verily or its Affiliates under this Agreement, (c) actual or alleged infringement of the intellectual property rights of a Third Party by a Verily Service or deliverable of Verily under the Development Plan (“Verily Deliverable”), except to the extent that such infringement results from a modification, enhancement or improvement made or implemented by DexCom to the Verily Deliverable, or combination of the Verily Deliverable with materials not furnished by Verily. Verily’s obligation to Indemnify the DexCom Indemnitees pursuant to this Section 11.4.1 shall not apply to the extent that any such Losses arise from the gross negligence or intentional misconduct of any DexCom Indemnitee, arise from any material breach by DexCom of this Agreement; or are Losses for which DexCom is obligated to Indemnify the Verily Indemnitees pursuant to Section 11.4.3. Verily may, at Verily’s option, (i) obtain, at its expense, a license from such Third Party for the benefit of DexCom and its customers, and/or (ii) replace or modify the deliverable in question so that it is no longer infringing but provides comparable functionality. Verily’s obligation to indemnify under this Section 11.4.1 shall not extend to use of its deliverable or Verily Service after Verily has offered or implemented a technically reasonable non-infringing alternative design with comparable functionality.

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11.4.2    Indemnification by Verily for [***]. Verily hereby agrees to Indemnify the DexCom Indemnitees from and against any and all Losses resulting from a claim by [***].
11.4.3    Indemnification by DexCom. DexCom hereby agrees to Indemnify Verily and its Affiliates, and its and their agents, directors, officers and employees (the “Verily Indemnitees”) from and against any and all Losses resulting from Third-Party Claims arising out of: (a) a breach of any of DexCom’s covenants, representations or warranties hereunder, (b) the gross negligence or willful misconduct or omission of DexCom or its Affiliates under this Agreement, (c) actual or alleged infringement of the intellectual property rights of a Third Party by a deliverable of DexCom under the Development Plan (“DexCom Deliverable”), except to the extent that such infringement results from a modification, enhancement or improvement made or implemented by Verily to the DexCom Deliverable, or combination of the DexCom Deliverable with materials not furnished by DexCom. DexCom’s obligation to Indemnify the Verily Indemnitees pursuant to this Section 11.4.3 shall not apply to the extent that any such Losses arise from the gross negligence or intentional misconduct of any Verily Indemnitee, arise from any material breach by Verily of this Agreement or are Losses for which Verily is obligated to Indemnify the DexCom Indemnitees pursuant to Section 11.4.1.
11.4.4    Procedure. The indemnified Party shall provide the indemnifying Party with prompt notice of the Third-Party Claim or [***] giving rise to the indemnification obligation pursuant to this Section 11.4 and, to be eligible to be Indemnified hereunder, the exclusive ability to defend (with the reasonable cooperation of the indemnified Party) or settle any such claim; provided, however, that the indemnifying Party shall not enter into any settlement that admits fault, wrongdoing or damages without the indemnified Party’s written consent, such consent not to be unreasonably withheld or delayed. The indemnified Party shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by the indemnifying Party.
11.5    Insurance. Each Party shall obtain and maintain, during the term of this Agreement and for six (6) years thereafter, comprehensive general liability insurance, including products liability insurance and coverage for clinical trials. Such insurance shall be with reputable and financially secure insurance carriers, or self-insurance in a form and at levels consistent with industry standards based upon such Party’s activities hereunder and indemnification obligations hereunder, and shall name the other Party as an additional insured. Such liability insurance or self-insurance shall be maintained on an occurrence basis to provide such protection after expiration or termination of the policy itself or this Agreement.
Article 12.
TERM AND TERMINATION
12.1    Term. This Agreement shall become effective as of the Effective Date and continue in full force and effect, unless earlier terminated pursuant to the other provisions of this Article 12, until December 31, 2028, provided that upon achievement of the first revenue-related Milestone Event and the payment of the Milestone Payment related thereto (or corresponding cash amount calculated pursuant to Section 8.2.2) the term shall be extended until December 31, 2033 (the “Term”).
12.2    Termination for Breach. Either Party may terminate this Agreement in the event the other Party materially breaches this Agreement, and such material breach shall have continued for [***] days after written notice thereof was provided to the breaching Party by the

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other Party. Any such termination shall become effective at the end of such [***] day period unless the breaching Party has cured any such material breach prior to the expiration of the [***] day period, provided, however, in the event that, following the Launch of the first Product, a good faith dispute arises with respect to the existence of any material breach of a Party’s obligations to use Commercially Reasonable Efforts to Develop, Manufacture, Launch, or Commercialize (which material breach, if existing, would give the other Party the right to terminate this Agreement as set forth herein), such termination right shall be tolled commencing on the date of receipt of written notice of such good faith dispute until such time as the dispute is resolved pursuant to Article 13. If this Agreement is terminated following a tolling period as described in this Section 12.2, then, for purposes of determining what constitutes Verily Background IP, the “Term” shall be deemed to end on the date on which such termination would otherwise have been effective in the absence of such tolling.
12.3    General Effects of Expiration or Termination.
12.3.1    Accrued Obligations. Expiration or termination of this Agreement for any reason shall not release either Party of any obligation or liability which, at the time of such expiration or termination, has already accrued to the other Party or which is attributable to a period prior to such expiration or termination.
12.3.2    Non-Exclusive Remedy. Notwithstanding anything herein to the contrary, termination of this Agreement by a Party shall be without prejudice to other remedies such Party may have at Law or equity.
12.3.3    Licenses. Section 7.1 (Licenses to DexCom) (except for Section 7.1.6 (License to Verily Trademarks)) and Section 7.2.2 (License to [***]) shall survive any expiration or termination of Agreement, provided however, that: (i) each of the licenses granted to DexCom pursuant to Section 7.1.1(a) and Section 7.1.4 shall (upon such expiration or termination) become non-exclusive (but shall otherwise be subject to the terms set forth therein); and (ii) for clarity, Section 7.1.5 (Covenant Not to Sue for DexCom [***]) will not apply beyond the limited period specified therein.
12.3.4    General Survival. In addition to the surviving provisions identified in Section 12.3.3. above, Article 1 (Definitions), Section 5.5 (Reporting), Section 7.3 (No Other Rights), Section 7.4 (Other Licenses), Article 8 (Payments) (except for Section 8.1 (Second Upfront Fee) unless such payment is due prior such termination or expiration and Section 8.2.3 (Incentive Payment) unless such payment is due before such termination or expiration, and provided that Section 8.7 (Reports) and Section 8.8 (Inspection of Records) survive only as long as DexCom or its Affiliates are Commercializing any Products), Section 9.1 (Ownership) (except for Section 9.1.5), Section 9.3 (Patent Prosecution), Section 9.5.3 (Enforcement Outside of [***]), Article 10 (Confidentiality) (except for the last sentence of 10.2 with respect to Joint Collaboration Know-How), Section 11.2 (Disclaimer of Warranties), Section 11.3 (Limitation of Liability), Section 11.4 (Indemnification), Section 11.5 (Insurance), Section 12.3 (General Effects of Expiration or Termination), Article 13 (Dispute Resolution), and Article 14 (Miscellaneous) shall survive expiration or termination of this Agreement for any reason, provided however, that: (i) if this Agreement terminates for Verily’s breach or bankruptcy, then in addition to the foregoing, Section 7.6 ([***] Supply) shall survive for 2 years after such termination; and (ii) for clarity, Section 11.5 (Insurance) will not apply beyond the limited period specified therein. Except as otherwise provided in this Section 12.3.4, all rights and obligations of the Parties

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under this Agreement shall terminate upon expiration or termination of this Agreement for any reason.
Article 13.
DISPUTE RESOLUTION
13.1    Dispute Resolution. The Parties agree that any dispute, controversy or claim arising from or in connection with (a) the interpretation, enforcement, termination or invalidity of this Agreement, (b) the failure of the Executive Sponsors to reach unanimous agreement on any issue within their authority under this Agreement, (c) any alleged failure to perform, or breach of, this Agreement, (d) or claim relating to the ownership, scope, validity, enforceability or infringement of any Patent rights covering the manufacture, use or sale of any Product or of any Trademark rights relating to any Product, or (e) any issue relating to the interpretation or application of this Agreement (each, a “Dispute”), shall be first referred to the Chief Executives of DexCom and Verily for resolution in accordance with Section 2.1.2. In the event that the Chief Executives are unable to reach agreement with respect to such Dispute in accordance with Section 2.1.2, such Dispute shall be resolved through the procedures set forth in this Article 13.
13.2    Jurisdiction; Venue. Other than those Disputes resolved as described in Section 13.3 all Disputes shall be subject to the exclusive jurisdiction and venue of the federal courts within the State of California. Each Party hereto waives and covenants not to assert or plead any objection that such Party might otherwise have to such jurisdiction and venue. Except as set forth herein, each Party hereto hereby agrees not to commence any legal proceedings relating to or arising out of this Agreement or the transactions contemplated hereby in any jurisdiction or courts.
13.3    Executive Sponsor Disputes. Disputes as to matters within the authority of the Executive Sponsors will be resolved as set forth in Section 2.1.2 and shall not otherwise be subject to the provisions of this Article 13; provided that any Dispute as to the application of such Section 2.1.2 shall be subject to the provisions of this Article 13.
Article 14.
MISCELLANEOUS
14.1    Governing Law. This Agreement and any dispute arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with the Law of the State of California, without reference to conflicts of laws principles.
14.2    Assignment. This Agreement shall not be assignable by either Party to any Third Party without the written consent of the other Party and any such attempted assignment shall be void. Notwithstanding the foregoing, either Party may assign this Agreement, without the written consent of the other Party, to an Affiliate or to an entity that acquires all or substantially all of the business or assets of such Party to which this Agreement pertains (whether by merger, reorganization, acquisition, sale or otherwise), and agrees in writing to be bound by the terms and conditions of this Agreement. No assignment or transfer of this Agreement shall be valid and effective unless and until the assignee/transferee agrees in writing to be bound by the provisions of this Agreement. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the Parties. Notwithstanding Section 8.5, in the event any withholding or similar tax is levied by or due to an assignment of

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this Agreement or any obligation by a Party to an Affiliate or any Third Party, then such Party (itself or its successor) shall bear the full cost of such tax. Except as expressly provided in this Section 14.2, any attempted assignment or transfer of this Agreement shall be null and void.
14.3    Notices. Any notice, request, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted via electronic mail or by express courier service (signature required) or five (5) days after it was sent by registered letter, return receipt requested (or its equivalent), provided that no postal strike or other disruption is then in effect or comes into effect within two (2) days after such mailing, to the Party to which it is directed at its physical or email address shown below or such other address. Notices sent by electronic means shall be effective upon confirmation of receipt, notices sent by mail or overnight delivery service shall be effective upon receipt, and notices given personally shall be effective when delivered.
If to Verily, addressed to:    Verily Life Sciences LLC
269 East Grand Avenue
South San Francisco, CA 94080
Attention: Andy Conrad
Email: [***]
With a copy to (which shall
not constitute notice):     Verily Life Sciences LLC
269 East Grand Avenue
South San Francisco, CA 94080
Attention: General Counsel
Email: [***]
with a copy to verily-counsel@google.com
If to DexCom, addressed to:    DexCom, Inc.
6340 Sequence Drive
San Diego, CA 92121
Attention: Kevin Sayer,
President and Chief Executive Officer
Email: [***]
With a copy (which shall
not constitute notice) to:    Fenwick & West LLP
801 California Street
Mountain View, CA 94041
Attention: Stefano Quintini and Michael Brown
Email: [***]
14.4    Waiver. Neither Party may waive or release any of its rights or interests in this Agreement except in writing. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition. No waiver by either Party of any condition or term in any one or more instances shall be construed as a continuing waiver of such condition or term or of another condition or term.

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14.5    Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction. If a Party seeks to avoid a provision of this Agreement by asserting that such provision is invalid, illegal or otherwise unenforceable, such action shall be deemed to be a material breach of this Agreement.
14.6    No Third Party Beneficiaries. Except for the rights to indemnification provided for certain Third Parties as specified in Section 11.4 and as otherwise specified in this Section 14.6, all rights, benefits and remedies under this Agreement are solely intended for the benefit of DexCom and its Affiliates and Verily and its Affiliates, and except for such rights to indemnification expressly provided pursuant to Section 11.4, no Third Party shall have any rights whatsoever to (a) enforce any obligation contained in this Agreement (b) seek a benefit or remedy for any breach of this Agreement, or (c) take any other action relating to this Agreement under any legal theory, including, actions in contract, tort (including but not limited to, negligence, gross negligence and strict liability), or as a defense, setoff or counterclaim to any action or claim brought or made by either Party. Notwithstanding the foregoing, Onduo shall be a Third Party beneficiary with respect to the obligations to make payments or transfer shares to Onduo under this Agreement, which payments shall be “Product Fee Payments” as referenced in the Contribution Agreement between Verily Life Sciences LLC and Onduo LLC.
14.7    Entire Agreement/Modification. This Agreement, including its Exhibits, sets forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties and supersedes and terminates all prior agreements and understandings between the Parties including the Original Agreement and the Prior Agreements. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by the respective authorized officers of the Parties. All references to the Original Agreement in any other agreement or other document between the Parties that pre-dates the Effective Date shall, on and after the Effective Date, be deemed to refer to this Agreement (except to the extent, if any, that such interpretation would conflict with the terms of this Agreement as they refer or pertain to the Original Agreement).
14.8    Relationship of the Parties. The Parties agree that the relationship of Verily and DexCom established by this Agreement is that of independent contractors. Furthermore, the Parties agree that this Agreement does not, is not intended to, and shall not be construed to, establish an employment, agency or any other relationship. Except as may be specifically provided herein, neither Party shall have any right, power or authority, nor shall they represent themselves as having any authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other Party, or otherwise act as an agent for the other Party for any purpose.
14.9    Force Majeure. Except with respect to payment of money, neither Party shall be liable to the other for failure or delay in the performance of any of its obligations under this Agreement for the time and to the extent such failure or delay is caused by earthquake, riot, civil commotion, war, terrorist acts, strike, flood, or governmental acts or restriction or other cause, in each case to the extent beyond the reasonable control of the respective Party (any of the foregoing, “Force Majeure Event”). The Party affected by such force majeure will provide the

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other Party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities), and will use Commercially Reasonable Efforts to overcome the difficulties created thereby and to resume performance of its obligations as soon as practicable. If the performance of any such obligation under this Agreement is delayed owing to such a force majeure for any continuous period of more than [***] days, the Parties will consult with respect to an equitable solution.
14.10    Compliance with Laws/Other. Notwithstanding anything to the contrary contained herein, all rights and obligations of Verily and DexCom are subject to prior compliance with, and each Party shall comply with, all applicable Laws, including obtaining all necessary approvals required by the applicable agencies of the governments of the United States and foreign jurisdictions. In addition, each Party shall conduct its activities under the Collaboration in accordance with good scientific and business practices.
14.11    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together, shall constitute one and the same instrument.
14.12    Bankruptcy Matters. All licenses granted under this Agreement are deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined in Section 101 of the Bankruptcy Code. The Parties agree that each Party may fully exercise all of its rights and elections under the Bankruptcy Code.
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IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by their duly authorized representatives as of the Effective Date, with effect as of Effective Date.
VERILY LIFE SCIENCES LLC    VERILY IRELAND
By: /s/ Andrew Conrad        By: /s/ Kristian Marthinsen
Name: Andrew Conrad        Name: Kristian Marthinsen
Title: Chief Operating Officer        Title: Director
Date:         Date: 11/19/2018

DEXCOM, INC.
By: /s/ Quentin Blackford
Name: Quentin Blackford
Title: Chief Financial Officer
Date: 11/20/18
List of Exhibits
Exhibit 1.92 – Permitted Encumbrances
Exhibit 1.143 – [***]
Exhibit 1.144 – [***]
Exhibit 1.153 – [***]

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EXHIBIT 1.92
PERMITTED ENCUMBRANCES
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EXHIBIT 1.143
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EXHIBIT 1.144
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EXHIBIT 8.6
STOCK PURCHASE AGREEMENT
[Previously Filed]